PRINCIPAL SPECIAL MARKETS FUND, INC.
                       International Securities Portfolio
                      Mortgage-Backed Securities Portfolio




                        The Principal Financial Group(R)
                           Des Moines, Iowa 50392-0200
                                 1-800-451-5447



Principal Special Markets Fund, Inc. (the "Fund") is a no-load, open-end management investment company, currently consisting of two series ("Portfolios"), each of which is classified as a diversified investment company. Each Portfolio is designed to meet the investment needs of institutions, corporations and high net worth individuals desiring professional investment management for the type of securities in which each Portfolio invests. The investment objective of each Portfolio is as follows:

International Securities Portfolio: Long-term growth of capital by investing in a portfolio of securities of companies domiciled in any of the nations of the world.

Mortgage-Backed Securities Portfolio: A total investment return consisting of current income and capital appreciation while maintaining liquidity and safety of principal. The Portfolio seeks to achieve its objective through the purchase of mortgage-backed securities and other obligations issued or guaranteed by the United States Government or its agencies or instrumentalities. Portfolio shares are not guaranteed by the United States Government.

This Prospectus concisely states information that an investor ought to know before investing. It should be read and retained for future reference. Additional information about the Fund has been filed with the Securities and Exchange Commission, including a document called a Statement of Additional Information dated April 1, 1997 which is incorporated by reference herein. The Statement of Additional Information can be obtained free of charge by writing or telephoning Princor Financial Services Corporation, P.O. Box 10423, Des Moines, Iowa 50306-0423. Telephone 1-800-451-5447.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                   The date of this Prospectus is April 1, 1997.


                                TABLE OF CONTENTS

                                                                            Page


     Summary............................................................     3

     Financial Highlights................................................    5

     Investment Objectives, Policies and Restrictions....................    6

     Certain Investment Policies and Restrictions........................    9

     Risk Factors........................................................   10

     Manager and Investment Sub-Advisor .................................   10

     Duties Performed by the Manager and Sub-Advisor.....................   11

     Managers' Comments..................................................   11

     Determination of Net Asset Value ...................................   14

     Performance Calculation ............................................   14

     Shareholder Rights                         .........................   14

     Distribution of Income Dividends and Realized Capital Gains ........   15

     Tax Treatment, Dividends and Distributions .........................   15

     How to Invest ......................................................   16

     Offering Price of Shares ...........................................   17

     Minimum Investment Requirement......................................   17

     Open Account System.................................................   17

     Redemption of Shares................................................   18

     Periodic Withdrawal Plan............................................   19

     Additional Information..............................................   19

     This Prospectus does not constitute an offer to sell, or a solicitation of an offer to buy, the securities of any Portfolio in any jurisdiction in which such sale, offer to sell, or solicitation may not be lawfully made. No dealer, salesperson, or other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer contained in this Prospectus, and, if given or made, such other information or representations must not be relied upon as having been authorized by Principal Special Markets Fund, Inc. or its Manager or Sub-Advisor.

SUMMARY

     The following summarized information should be read in conjunction with the detailed information appearing elsewhere in the Prospectus.

What benefits are offered investors?

     Professional Investment Management: Experienced securities analysts provide each Portfolio with professional investment management.

     Diversification: Each Portfolio will diversify by investing in securities issued by a number of issuers. Diversification reduces investment risk.

     Economies of Scale: Pooling individual shareholder's investments in either of the Portfolios creates administrative efficiencies and in certain circumstances saves on brokerage commissions through the purchase of larger blocks of securities.

     Liquidity: Upon request each Portfolio will redeem its shares and promptly pay the investor the current net asset value next determined of the shares redeemed. See "Redemption of Shares."

     Dividends: Each Portfolio will normally declare a dividend payable from investment income in accordance with its distribution policy. See "Distribution of Income Dividends and Realized Capital Gains."

     Convenient Investment and Recordkeeping Services: Shareholders will receive a statement of account each time there is activity in their account.

     No Sales Charge: Each Portfolio offers its shares at net asset value, without a sales charge.

What are the Portfolio investment objectives?

     The investment objective of the International Securities Portfolio is to seek long-term growth of capital by investing in a portfolio of securities of companies domiciled in any of the nations of the world.

     The investment objective of the Mortgage-Backed Securities Portfolio is to generate a total investment return consisting of current income and capital appreciation while maintaining liquidity and safety of principal. The Portfolio seeks to achieve its objective through the purchase of mortgage-backed securities and other obligations issued or guaranteed by the United States Government or its agencies or instrumentalities. Portfolio shares are not guaranteed by the United States Government.

     There can be no assurance that the investment objectives will be realized. See "Investment Objectives, Policies and Restrictions."

What are the risk factors?

     Because each Portfolio has a different investment objective, each Portfolio is subject to different financial and market risks. Financial risk refers to the earnings stability and overall financial soundness of an issuer of an equity security and to the ability of an issuer of a debt security to pay interest and principal when due. Market risk refers to the degree to which the price of a security will react to changes in securities markets in general and, with particular reference to debt securities, to changes in the overall level of interest rates. See "Risk Factors", and "Investment Objectives, Policies and Restrictions."

What minimum amount may be invested?

     The minimum initial purchase in the Fund is $1.0 million. The minimum initial purchase of $1.0 million may be invested over a three month period. Investments in both Portfolios by an investor, investor's spouse and dependent children, or a trustee may be combined to meet this minimum. There is no minimum for subsequent investments. Each Portfolio may involuntarily redeem all shares in an account which, after a redemption, has a value of less than $5,000 and mail the proceeds of such redemption to the shareholder at the address of record. See "Minimum Investment Requirement."

How may investments be withdrawn?

     Withdrawals, which are also known as redemptions, may be made by mail or by telephone if telephone transaction services apply to the account. Upon proper authorization certain redemptions may be processed through a selected dealer. Redemptions may also be made through a Periodic Withdrawal Plan. Withdrawals are made at net asset value without charge. See "Redemption of Shares."

Who manages each Portfolio?

     Princor Management Corporation, a corporation organized in 1969 by Principal Mutual Life Insurance Company, is the Manager for each of the Portfolios. It is also the dividend disbursing and transfer agent. See
"Manager." Invista Capital Management, Inc. ("Invista"), an indirect wholly-owned subsidiary of Principal Mutual Life Insurance Company and an affiliate of the Manager, has executed an agreement with the Manager to assume the obligations of the Manager to provide investment advisory services for each Portfolio.

What fees and expenses apply to ownership of shares?

     The following table depicts fees and expenses applicable to the purchase and ownership of shares of each Portfolio.

                             Shareholder Transaction Expenses
                                Maximum Sales Load Imposed
                                        on Purchases
                Portfolio    (as a percentage of offering price)  Redemption Fee

   International Securities Portfolio       None                      None*
   Mortgage-Backed Securities Portfolio     None                      None*

                       Annual Portfolio Operating Expenses
                     (as a percentage of average net assets)
                                     Management 12b-1   Other    Total Operating
                Portfolio               Fee      Fee   Expenses**   Expenses

   International Securities Portfolio   .90%    None     None         .90%
   Mortgage-Backed Securities Portfolio .45%    None     None         .45%

   * A wire charge of up to $6.00 will be deducted for all wire transfers. **In addition to brokerage and extraordinary expenses, a Portfolio will pay only taxes and interest expenses, which it is anticipated will be minimal or nonexistent under normal circumstances.

     The purpose of the above table is to assist the investor in understanding the various expenses that an investor in each Portfolio will bear directly or indirectly. The fee payable by the International Securities Portfolio is higher than that paid by most funds to their advisors, but it is not higher than the fees paid by many funds with similar investment objectives and policies and does cover substantially all expenses of the Portfolio, unlike many other funds. See "How to Invest" and "Duties Performed by the Manager and Sub-Advisor."

Examples

     You would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period:

                                                   Period (in years)
                   Fund                          1      3       5     10


 International Securities Portfolio              $9    $29     $50   $111
 Mortgage-Backed Securities Portfolio            $5    $14     $25    $57

     The Examples are based on each Portfolio's Annual Operating Expenses described above. The Examples should not be considered a representation of past or future expenses; actual expenses may be greater or less than those shown.

FINANCIAL HIGHLIGHTS

     The following financial highlights have been derived from financial statements which have been audited by Ernst & Young LLP, independent auditors whose report thereon has been incorporated by reference herein. The financial highlights should be read in conjunction with the financial statements, related notes and other financial information for each portfolio incorporated by reference herein. The financial statements may be obtained by shareholders, without charge, by telephoning 1-800-451-5447.

                       International Securities Portfolio



                                                           Year         Year
                                                          Ended        Ended
                                                       December 31, December 31,
                                                           1996         1995

Net Asset Value at Beginning of Period...................    $11.70    $11.29

Income from Investment Operations:
   Net Investment Income.................................       .31       .19
   Net Realized and Unrealized Gains (Losses)
      on Investments.....................................      2.46      1.11

                        Total from Investment Operations       2.77      1.30
Less Distributions:
   Dividends (from net investment income)................      (.16)     (.10)
   Excess distribution of net investment income..........      (.07)     (.07)
   Distributions (from capital gains)....................      (.57)     (.72)


                                      Total Distributions      (.80)     (.89)


Net Asset Value at End of Period.........................    $13.67    $11.70



Total Return.............................................     24.12%    12.02%

Ratios/Supplemental Data:
   Net Assets, End of Period (in thousands)..............    $28,161   $17,251
   Ratio of Expenses to Average Net Assets...............       .90%      .90%
   Ratio of Net Investment Income to Average
      Net Assets.........................................      1.90%     1.79%
   Portfolio Turnover Rate...............................     25.52%    46.0%
   Average Commission Rate Paid..........................    $.0187      --



                                                          Year         Period
                                                          Ended        Ended
                                                       December 31, December 31,
                                                           1994       1993(a)


Net Asset Value at Beginning of Period.................   $12.87      $10.01

Income from Investment Operations:
   Net Investment Income...............................      .13         .07
   Net Realized and Unrealized Gains (Losses)
      on Investments...................................     (.95)       2.91

                       Total from Investment Operations     (.82)       2.98
Less Distributions:
   Dividends (from net investment income)..............     (.12)       (.10)
   Excess distribution of net investment income........     (.13)       --
   Distributions (from capital gains)..................     (.51)       (.02)


                                    Total Distributions     (.76)       (.12)


Net Asset Value at End of Period.......................   $11.29      $12.87



Total Return...........................................    (6.45)%     29.95%(c)

Ratios/Supplemental Data:
   Net Assets, End of Period (in thousands)............   $15,542    $16,838
   Ratio of Expenses to Average Net Assets.............      .90%        .90%(b)
   Ratio of Net Investment Income to Average
      Net Assets.......................................      .94%       1.21%(b)
   Portfolio Turnover Rate.............................    37.0%        6.9%(b)
   Average Commission Rate Paid........................     --           --

(a)Period from May 7, 1993, date shares first offered to the public, through December 31, 1993. Net investment income, aggregating $.01 per share for the International Securities Portfolio and $.01 per share for the Mortgage-Backed Securities Portfolio for the period from the initial purchase of shares on April 26, 1993 through May 6, 1993, was recognized, none of which was distributed from the International Securities Portfolio and all of which was distributed from the Mortgage-Backed Securities Portfolio to the sole shareholder, Principal Mutual Life Insurance Company, during the period. Additionally, the Mortgage-Backed Securities Portfolio incurred unrealized gains on investments of $.01 per share during the intitial interim period. This represented activities of each portfolio prior to the initial offering.

(b)Computed on an annualized basis.

(c)Total return amounts have not been annualized.

                      Mortgage-Backed Securities Portfolio



                                                           Year         Year
                                                          Ended         Ended
                                                       December 31, December 31,
                                                           1996          1995


Net Asset Value at Beginning of Period..................  $10.17      $  9.11
Income from Investment Operations:
   Net Investment Income................................     .64          .65
   Net Realized and Unrealized Gains (Losses)
      on Investments....................................    (.24)        1.06

                        Total from Investment Operations      .40         1.71
Less Distributions:
   Dividends (from net investment income)...............    (.64)        (.65)


Net Asset Value at End of Period........................  $ 9.93       $10.17


Total Return............................................    4.20%       19.26%
Ratios/Supplemental Data:
   Net Assets, End of Period (in thousands).............  $14,968      $14,253
   Ratio of Expenses to Average Net Assets..............     .45%         .45%
   Ratio of Net Investment Income to Average
      Net Assets........................................    6.51%        6.66%
   Portfolio Turnover Rate..............................   28.7%         9.9%


                                                           Year         Year
                                                          Ended         Ended
                                                       December 31, December 31,
                                                           1994         1993(a)


Net Asset Value at Beginning of Period..................  $10.10      $10.01
Income from Investment Operations:
   Net Investment Income................................     .63         .34
   Net Realized and Unrealized Gains (Losses)
      on Investments....................................    (.99)        .09

                        Total from Investment Operations    (.36)        .43
Less Distributions:
   Dividends (from net investment income)...............    (.63)     .34)


Net Asset Value at End of Period........................  $ 9.11      $10.10


Total Return............................................   (3.60)%      4.47%(c)
Ratios/Supplemental Data:
   Net Assets, End of Period (in thousands).............  $14,714     $24,309
   Ratio of Expenses to Average Net Assets..............     .45%        .45%(b)
   Ratio of Net Investment Income to Average
      Net Assets........................................    6.56%       5.23%(b)
   Portfolio Turnover Rate..............................   41.8%        9.6%(b)

(a)Period from May 7, 1993, date shares first offered to the public, through December 31, 1993. Net investment income, aggregating $.01 per share for the International Securities Portfolio and $.01 per share for the Mortgage-Backed Securities Portfolio for the period from the initial purchase of shares on April 26, 1993 through May 6, 1993, was recognized, none of which was distributed from the International Securities Portfolio and all of which was distributed from the Mortgage-Backed Securities Portfolio to the sole shareholder, Principal Mutual Life Insurance Company, during the period. Additionally, the Mortgage-Backed Securities Portfolio incurred unrealized gains on investments of $.01 per share during the intitial interim period. This represented activities of each portfolio prior to the initial offering.

(b)Computed on an annualized basis.

(c)Total return amounts have not been annualized.

INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS

     The investment objectives and policies of the Portfolios are described below. There can be no assurance that the objectives will be realized.

International Securities Portfolio

     The investment objective is to seek long-term growth of capital through investment in a portfolio of securities of companies domiciled in any of the nations of the world. In choosing investments, which will consist primarily of equity securities of foreign corporations, Invista intends to pay particular attention to long-term earnings prospects and the relationship of then-current prices to such prospects. Short-term trading is not generally intended, but occasional investments may be made for the purpose of seeking short-term or medium-term gain. The Portfolio expects its investment objective to be met over long periods which may include several market cycles. For a description of certain investment risks and tax implications associated with foreign securities, see "Risk Factors," and "Tax Treatment, Dividends and Distributions."

     The Portfolio will seek to be fully invested under normal conditions in the following equity securities: common stocks; preferred stocks and debt securities that are convertible into common stock, that carry rights or warrants to purchase common stock or that carry rights to participate in earnings; rights or warrants to subscribe to or purchase any of the foregoing securities; and sponsored and unsponsored American Depository Receipts (ADRs) based on any of the foregoing securities. Unsponsored ADRs are not created by the issuer of the underlying security, may be subject to fees imposed by the issuing bank that, in the case of sponsored ADRs, would be paid by the issuer of a sponsored ADR and may involve additional risks such as reduced availability of information about the issuer of the underlying security.

     The Portfolio intends that its investments normally will be allocated among various countries. Although there is no limitation on the percentage of assets that may be invested in any one country or denominated in any one currency, the Portfolio intends under normal market conditions to have at least 65% of its assets invested in securities issued by corporations of at least three countries other than the United States. Investments may be made anywhere in the world, but it is expected that primary consideration will be given to investing in the securities issued by corporations of Western Europe, North America and
Australasia (Australia, Japan and Far East Asia) that have developed or developing economies. Changes in investments may be made as prospects change for particular countries, industries or companies.

     The Fund may invest in the securities of other investment companies but may not invest more than 10% of its assets in securities of other investment companies, invest more than 5% of its total assets in the securities of any one investment company, or acquire more than 3% of the outstanding voting securities of any one investment company except in connection with a merger, consolidation or plan of reorganization. The Fund's Manager will waive its management fee on the Fund's assets invested in securities of other open-end investment companies. The Fund will generally invest only in those investment companies that have investment policies requiring investment in securities comparable in quality to those in which the Fund invests.

     When in the opinion of Invista current market or economic conditions warrant, the Portfolio may for temporary defensive purposes place all or a portion of its assets in cash, on which the Portfolio would earn no income, cash equivalents, bank certificates of deposit, bankers acceptances, repurchase agreements, commercial paper, commercial paper master notes which are floating rate debt instruments without a fixed maturity, government securities, and preferred stock and investment grade debt securities, whether or not convertible into or carrying rights for common stock. These securities may be issued by domestic or foreign corporations, governments or governmental agencies, instrumentalities or political subdivisions and may be denominated in United States dollars or some other currency. When investing for temporary defensive purposes, the Portfolio is not investing so as to achieve its investment objective. The Portfolio may also maintain reasonable amounts in cash or short-term debt securities (rated by a nationally recognized statistical rating organization in one of the two highest rating categories for short-term debt obligations) for daily cash management purposes or pending selection of particular long-term investments.

Mortgage-Backed Securities Portfolio

     The  investment   objective  is  to  generate  a  total  investment  return
consisting  of  current  income  and  capital   appreciation  while  maintaining
liquidity and safety of principal.

     The Portfolio will invest in mortgage-backed securities and other obligations issued or guaranteed by the United States Government or by its agencies or instrumentalities ("U.S. Government Securities") and in repurchase agreements collateralized by such obligations. Under normal market conditions, the Portfolio intends to invest at least 65% of its assets in mortgage-backed securities. The U.S. Government Securities in which the Portfolio intends to invest include Government National Mortgage Association ("GNMA") Certificates of the modified pass-through type, Federal National Mortgage Association ("FNMA") Obligations, Federal Home Loan Mortgage Corporation ("FHLMC") Certificates and Student Loan Marketing Association ("SLMA") Certificates and collateralized mortgage obligations issued by private issuers for which the underlying mortgage-backed securities serving as collateral are guaranteed by the U.S. Government or its agencies or instrumentalities. GNMA is a wholly-owned corporate instrumentality of the United States whose securities and guarantees are backed by the full faith and credit of the United States. FNMA, a federally chartered and privately-owned corporation, FHLMC, a federal corporation, and SLMA, a government sponsored stockholder-owned organization, are instrumentalities of the United States. The securities and guarantees of FNMA, FHLMC and SLMA are backed by the credit of the issuing organization but are not backed, directly or indirectly, by the full faith and credit of the United
States. Although the Secretary of the Treasury of the United States has discretionary authority to lend FNMA up to $2.25 billion outstanding at any time, neither the United States nor any agency thereof is obligated to finance the operations of FNMA, FHLMC or SLMA or to assist them in any other manner. The Portfolio may maintain reasonable amounts of cash or short-term debt securities for daily cash management purposes or pending selection of particular long-term investments.

     GNMA Certificates are mortgage-backed securities representing an interest in a pool of mortgage loans. Such loans are made by lenders such as mortgage bankers, insurance companies, commercial banks and savings and loan associations. Then, they are either insured by the Federal Housing Administration (FHA) or they are guaranteed by the Veterans Administration (VA) or Farmers Home Administration (FmHA). The lender or other prospective issuer creates a specific pool of such mortgages, which it submits for approval to GNMA, a United States Government corporation within the Department of Housing and Urban Development. After approval, a GNMA Certificate is typically offered by the issuer to investors through securities dealers.

     GNMA Certificates differ from bonds in that the principal is scheduled to be paid back by the borrower on a monthly basis over the life of the loan rather than returned in a lump sum at maturity. Modified pass-through GNMA Certificates entitle the holder to receive all interest and principal payments owed on the mortgages in the pool whether or not the mortgagor has made such payment. The timely payment of interest and principal is guaranteed by the full faith and credit of the United States Government.

     Although the payment of interest and principal is guaranteed, the guarantee does not extend to the value of a GNMA Certificate or the value of the shares of the Portfolio. The market value of a GNMA Certificate typically will fluctuate to reflect changes in prevailing interest rates. It falls when rates increase (as does the market value of other debt securities) and it rises when rates decline (but it may not rise on a comparable basis with other debt securities because of its prepayment feature), and, therefore, may be more or less than the face amount of the GNMA Certificate, which reflects the aggregate principal amount of the underlying mortgages. As a result the net asset value of shares will fluctuate as interest rates change.

     Mortgagors may pay off their mortgages at any time. Prepayments of the mortgages can affect the market value of the GNMA Certificate and the return ultimately received. Prepayments, like scheduled payments of principal, are reinvested by the Portfolio at prevailing interest rates which may be less than the rate on the GNMA Certificate. Prepayments are likely to increase as the interest rate for new mortgages moves lower than the rate on the GNMA Certificate. Moreover, if the GNMA Certificate had been purchased at a premium above principal because its rate exceeded prevailing rates, the premium is not guaranteed and a decline in value to par may result in a loss of the premium especially in the event of prepayment.

     The FNMA and FHLMC securities in which the Portfolio invests are very similar to GNMA certificates as described above but are not guaranteed by the full faith and credit of the United States but rather by the agency itself. FNMA and FHLMC securities are rated Aaa by Moody's and AAA by Standard & Poor's. These ratings reflect the status of FNMA and FHLMC as federal agencies as well as the important role each plays in financing purchases of homes in the U.S.

     Student Loan Marketing Association is a government sponsored stockholder-owned organization whose goal is to provide liquidity to financial and educational institutions. SLMA provides liquidity by purchasing student loans, which are principally government guaranteed loans issued under the Federal Guaranteed Student Loan Program and the Health Education Assistance Loan Program. SLMA securities are not guaranteed by the U.S. Government but are obligations solely of the agency. SLMA senior debt issues in which the Fund invests are rated AAA by Standard & Poor's and Aaa by Moody's.

     There are other obligations issued or guaranteed by the United States Government (such as U.S. Treasury securities) or by its agencies or instrumentalities that are either supported by the full faith and credit of the U.S. Treasury or the credit of a particular agency or instrumentality. Included in the latter category are Federal Home Loan Bank and Farm Credit Banks. Obligations not guaranteed by the United States Government are highly rated because they are issued by indirect branches of government. Such obligations are issued as needs arise by an agency and are traded regularly in denominations similar to those in which government obligations are traded.

     The Portfolio may enter into contracts with dealers in securities whereby the Portfolio agrees to purchase or sell an agreed-upon principal amount of the securities at a specified price on a certain date. The Portfolio may enter into similar purchase agreements with issuers of securities other than Principal Mutual Life Insurance Company. The Portfolio may also purchase optional delivery standby commitments which give the Portfolio the right to sell particular securities at a specified price on a specified date. Failure of the other party to such a contract or commitment to abide by the terms thereof could result in a loss to the Portfolio. When the Portfolio enters into a forward commitment contract to purchase securities, it assumes the rights and risks of an owner of the securities, including the risk of price and yield fluctuation. The Portfolio accrues no interest until the securities are delivered, and although payment for and delivery of the securities will occur at a later date, it records the purchase price as a liability and segregates portfolio assets having a value equal to the purchase price. The availability of liquid assets for this purpose and the effect of asset segregation on the Portfolio's ability to meet its current obligations, to honor requests for redemption and to have its investment portfolio managed properly will limit the extent to which the Portfolio may engage in forward commitment agreements. Except as may be imposed by these factors, there is no limit on the percent of the Portfolio's total assets that may be committed to transactions in such agreements. The Portfolio intends to be active in the forward commitment market when the return from holding forward positions appears to be greater than the return from holding the actual securities. The Portfolio will enter into forward commitment contracts to purchase securities for the purpose of acquiring those securities and not for the purpose of investment leverage or to speculate on interest rate changes, but as delivery dates approach, a determination will be made whether to take delivery of a specific forward position, or sell that position and purchase another forward position. Because of this strategy, it is anticipated that its annual portfolio turnover rate should generally exceed 100% and may be as much as 600% or more, although this rate should not be construed as a limiting factor. The Portfolio intends, however, to limit turnover so that realized short-term gains on securities held for less than three months do not exceed 30% of gross income in order to qualify as a "regulated investment company" under the Internal Revenue Code. See "Tax Treatment, Dividends and Distributions." The effect of a high turnover rate would be to incur more transaction expenses than would be incurred at a lower turnover rate, and there is no assurance that the additional transactions that cause the higher turnover rate would result in gains for the Portfolio or in sufficient gains to offset the increased transaction expenses.

CERTAIN INVESTMENT POLICIES AND RESTRICTIONS

     Following is a discussion of certain investment practices that each Portfolio may use in an effort to achieve its investment objective.

     Each Portfolio may enter into repurchase agreements with, and may lend its portfolio securities to, unaffiliated broker-dealers and other unaffiliated qualified financial institutions. These transactions must be fully collateralized at all times, but involve some credit risk if the other party should default on its obligations, and the Portfolio is delayed or prevented from recovering on the collateral. See the Statement of Additional Information for further information regarding the credit risks associated with repurchase agreements and the standards adopted by the Board of Directors to deal with those risks. Neither Portfolio intends either (i) to enter into repurchase agreements that mature in more than seven days if any such investment, together with any other illiquid securities held by the Portfolio, would amount to more than 15% of its total assets or (ii) to lend securities in excess of 33% of its total assets.

     From time to time, a Portfolio may enter into forward commitment agreements which call for it to purchase or sell a security on a future date and at a price fixed at the time the Portfolio enters into the agreement. Each Portfolio may acquire rights to sell its investments to other parties, either on demand or at specific intervals. The International Securities Portfolio may invest in warrants up to 5% of its assets, of which not more than 2% may be invested in warrants that are not listed on the New York, American or Toronto Stock Exchanges or the Chicago Board Options Exchange.

     As a matter of fundamental policy, each Portfolio may borrow money (a) for temporary or emergency purposes in an amount not to exceed 5% of the value of the Portfolio's total assets at the time of the borrowing and (b) for any purpose from banks in an amount not to exceed one-third of the Portfolio's total assets (including the amount borrowed) less all liabilities and indebtedness other than borrowings deemed to be senior securities and while any such borrowing exceeds 5% of the Funds' total assets, no additional purchases of investment securities will be made.

     Each Portfolio may purchase covered spread options, which would give the Portfolio the right to sell a security that it owns at a fixed dollar spread or yield spread in relationship to another security that the Portfolio does not own, but which is used as a benchmark. Each Portfolio may also purchase and sell covered financial futures contracts, options on financial futures contracts and options on securities and securities indices, but will not invest more than 5% of its assets in initial margin and premiums on financial futures contracts and options thereon. Each Portfolio may write options on securities and securities indices to generate additional revenue and for hedging purposes and may enter into transactions in financial futures contracts and options on those contracts for hedging purposes. The use of futures contracts and options involves certain risks, including their failure as hedges when the price movements of the securities underlying the futures and options do not follow the price movements of the portfolio securities subject to the hedge; the inability to control losses by closing a position when a liquid secondary market does not exist; and the ability of Invista to predict correctly the direction of stock prices, interest rates and other market and economic factors. Additional information about risks is included in the Statement of Additional Information.

     The International Securities Portfolio may enter into forward currency contracts, currency futures contracts and options thereon and options on currencies for hedging and other non-speculative purposes. A forward currency contract involves a privately negotiated obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract. The Portfolio will not enter into a transaction to hedge currency exposure to an extent greater in effect than the aggregate market value of the securities held or to be purchased by the Portfolio that are denominated or generally quoted in or currently convertible into the currency. When the Portfolio enters into a contract to buy or sell a foreign currency, it generally will hold an amount of that currency, liquid securities denominated in that currency or a forward contract for such securities equal to the Portfolio's obligation, or it will segregate liquid high grade debt obligations equal to the amount of the Portfolio's obligations. The use of currency contracts involves many of the same risks as transactions in futures contracts and options as well as the risk of government action through exchange controls or otherwise that would restrict the ability of the Portfolio to deliver or receive currency.

     Each Portfolio may from time to time execute transactions for portfolio securities with, and pay related brokerage commissions to, Principal Financial Securities, Inc. a broker-dealer that is an affiliate of the Distributor, Manager and Sub-Advisor for each of the Portfolios.

     The Statement of Additional Information includes additional information concerning the investment policies and restrictions applicable to the Portfolios. Certain investment policies and restrictions are designated in this Prospectus or in the Statement of Additional Information as fundamental and may not be changed as to any Portfolio without approval by the holders of the lesser of: (i) 67% of the shares of that Portfolio represented at a meeting at which more than 50% of the outstanding shares of the Portfolio are represented or (ii) more than 50% of the outstanding shares of the Portfolio. The investment objectives of the Portfolios and all other investment policies and restrictions described in this Prospectus and the Statement of Additional Information are not fundamental and may be changed by the Board of Directors without shareholder approval. A change of an investment objective may result in a Portfolio having an investment objective different from the objective which a shareholder considered appropriate at the time of investment in the Portfolio. Shareholders must be given 30 days prior written notice before the investment objectives of the Portfolios may be changed at the discretion of the Board of Directors.

RISK FACTORS

     An investment in the International Securities Portfolio involves the financial and market risks that are inherent in any investment in securities. These risks include changes in the financial condition of issuers, in economic conditions generally and in the conditions in securities markets. They also include the extent to which the prices of securities will react to those changes. Investment in foreign securities presents certain risks which may affect net asset value. These risks include, but are not limited to, those resulting from fluctuations in currency exchange rates, revaluation of currencies, the imposition of foreign taxes, the withholding of taxes on dividends at the source, future political and economic developments including war, expropriations, nationalization, the possible imposition of currency exchange controls and other foreign governmental laws or restrictions, reduced availability of public information concerning issuers, and the fact that foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to domestic issuers. Moreover, securities of many foreign issuers may be less liquid and their prices more volatile than those of comparable domestic issuers. In addition, transactions in foreign securities may be subject to higher costs, and the time for settlement of transactions in foreign securities may be longer than the settlement period for domestic issuers. Investment in foreign securities may also result in higher custodial costs and the costs associated with currency conversions.

      An investment in the Mortgage-Backed Securities Portfolio involves market risks associated with movements in interest rates. The market value of investments will fluctuate in response to changes in interest rates and other factors. During periods of falling interest rates, the values of outstanding long-term fixed-income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Changes by recognized rating agencies in their ratings of any fixed-income security and in the ability of an issuer to make payments of interest and principal may also affect the value of these investments. Changes in the value of portfolio securities will affect the net asset value but will not affect cash income derived from the securities unless a change results from a failure of an issuer to pay interest or principal when due.

MANAGER AND INVESTMENT SUB-ADVISOR

     The Manager for the Funds is Princor Management Corporation (the "Manager"), an indirectly wholly-owned subsidiary of Principal Mutual Life Insurance Company, a mutual life insurance company organized in 1879 under the laws of the State of Iowa. The address of the Manager is The Principal Financial Group, Des Moines, Iowa 50392. The Manager was organized on January 10, 1969, and since that time has managed various mutual funds sponsored by Principal Mutual Life Insurance Company. As of December 31, 1996 the Manager served as investment advisor for 26 such funds with assets totaling approximately $4.0 billion.

     The Manager has executed an agreement with Invista Capital Management, Inc. ("Invista") under which Invista has agreed to assume the obligations of the Manager to provide investment advisory services for each Portfolio and to reimburse the Manager for the other costs it incurs under the Management Agreement. Invista, an indirectly wholly-owned subsidiary of Principal Mutual Life Insurance Company and an affiliate of the Manager, was founded in 1985 and manages investments for institutional investors, including Principal Mutual Life. Assets under management at December 31, 1996 were approximately $19.6 billion. Invista's address is 1500 Hub Tower, 699 Walnut, Des Moines, Iowa 50309.

     Invista has assigned certain individuals the primary responsibility for the day-to-day management of each Fund's portfolio. The persons primarily responsible for the day-to-day management of each Fund are identified in the table below:

                                Primarily
         Fund              Responsible Since                     Person Primarily Responsible

Mortgage-Backed Securities   May, 1993              Martin J. Schafer (BBA degree, University of Iowa). Vice
  Portfolio                  (Fund's inception)     President, Invista Capital Management Company since 1992.

International Securities     April, 1994            Scott D. Opsal, CFA (MBA degree, University of
  Portfolio                                         Minnesota). Executive Vice President, Invista Capital
                                                    Management, Inc. since 1997.

DUTIES PERFORMED BY THE MANAGER AND SUB-ADVISOR

     Under Maryland law, the business and affairs of the Fund are managed under the direction of its Board of Directors. The investment services and certain other services referred to under the heading "Cost of Manager's Services" in the Statement of Additional Information are furnished to each Portfolio under the terms of a Management Agreement between the Fund and the Manager and a sub-advisory agreement between the Manager and Invista. Invista advises each Portfolio on investment policies and on the composition of each Portfolio. In this connection, Invista furnishes to the Board of Directors a recommended investment program consistent with each Portfolio's investment objective and policies. Invista is authorized, within the scope of the approved investment program, to determine which securities are to be bought or sold, and in what amounts.

     The compensation being paid by each of the Mortgage-Backed Portfolio and the International Securities Portfolio for investment management and administrative services is equal on an annual basis to .45% and .90%, respectively, of the average daily value of its net assets. The fee payable by the International Securities Portfolio is higher than that paid by most funds to their advisors, but it is not higher than the fees paid by many funds with similar investment objectives and policies and does cover substantially all expenses of the Portfolio, unlike many other funds. The only expenses paid by each Portfolio are brokerage commissions on portfolio transactions, taxes, interest (if any) and extraordinary expenses.

     The Manager and Invista may purchase at their own expense statistical and other information or services from outside sources, including Principal Mutual Life Insurance Company. An Investment Service Agreement between the Fund, the Manager, and Principal Mutual Life Insurance Company provides that Principal Mutual Life Insurance Company will furnish certain personnel, services and facilities required by the Manager and Invista in connection with the performance of their services for each Portfolio and that the Manager will reimburse Principal Mutual Life Insurance Company for its costs incurred in this regard. The Manager serves as dividend disbursing agent and transfer agent for each Portfolio.

MANAGERS' COMMENTS

Princor Management Corporation and Invista, the adviser and sub-advisor to the Fund, are staffed with investment professionals who manage each portfolio. Comments by these individuals in the following paragraphs summarize in capsule form the general strategy and recent results of each Portfolio throughout the fiscal year ended December 31, 1996. The accompanying charts display results for the life of the Fund through December 31, 1996. Average Annual Total Return figures provided for each fund in the graphs below reflect all expenses of the Fund and assume all distributions are reinvested at net asset value. Past performance is not predictive of future performance. Returns and net asset values fluctuate. Shares are redeemable at current net asset value, which may be more or less than original cost.

International Securities Portfolio

The International Portfolio had a strong quarter to finish off an equally strong year. The Portfolio's 7.8% fourth quarter total return outpaced the Lipper average of 3.9% and EAFE's 1.6%. International equity markets continued their progress with double-digit gains in Europe and most other markets finishing the quarter in positive territory. Japan and the troubled Asian markets were the only poor performers. The Portfolio's strong relative returns resulted from its large exposure to Europe and minor exposures to Japan and other weak Asian markets.

Europe continues to reap the benefits of falling interest rates, solid economic growth and low inflation. Markets received an added boost as many governments tried to tame budget deficits, inflation, and interest rates in order to qualify for entry into the European Monetary Union. EMU will only admit countries in sound fiscal position and these widespread moves toward sound fiscal decision making has clearly given equity markets added optimism. Japan fell recently as our skepticism over its economic upsurge early in the year proved correct. Japan is once again facing weak economic conditions and low confidence. Asia remains a mixed bag as Hong Kong, Indonesia and Malaysia all performed well recently, but South Korea and Thailand lagged on the news of economic slowdowns and trade problems. Asian economies which have remained strong still command investor attention and have kept up with Europe's run.

Our current strategy is focused on stable growth stocks. We feel Europe's large outperformance relative to emerging markets over the last few quarters has caused the valuation spread on emerging markets to become attractive. We are therefore making an effort to obtain some of our new growth names in markets outside of Europe. We hope the weaker Asian economies will provide opportunities someday but we remain in a wait-and-see mode. We also sense that smaller cap names have become more attractive and will consider using midcap names to capture better forward-looking returns. Although the dollar continues to strengthen to the disadvantage of U.S. investors, we do not see economic forces in place today which will cause a large and widespread shift worthy of hedging.

The International Securities Portfolio is subject to specific risks associated with foreign currency rates, foreign taxation and foreign economies.

Graphic Representation

                 Comparison of Change in Value of $1.0 Million
           Investment in the International Securities Portfolio, EAFE
                     and Lipper International Fund Average

                           Fund   Morgan Stanley     Lipper
                           Total       EAFE       International
Year Ended December 31    Return      Index           Index
                        1,000,000   1,000,000       1,000,000
        1993            1,299,450   1,081,100       1,225,000
        1994            1,215,602   1,165,101       1,216,303
        1995            1,361,697   1,295,826       1,330,757
        1996            1,690,200   1,374,223       1,487,520


                Total Returns *
             As of December 31, 1996

1 Year    Since Inception Date 5/7/93    10 Year
24.12%                15.46%                --

Note:  Past performance is not predictive of future performance.

Important Notes:


Lipper International Fund Average: this average consists of mutual funds which invest in securities whose primary trading markets are outside the United States. The one year average currently contains 331 funds.


Morgan  Stanley  Capital  International  EAFE (Europe,  Australia and Far East )
Index: an unmanaged index consisting of stocks of 1,920 companies traded in twenty major world stock markets.

Mortgage-Backed Securities Portfolio

Interest rates rose in 1996, which dampened absolute fixed income returns, but did not disadvantage us against our competitors. We maintained our competitive position as measured by the Lipper U.S. Mortgage Fund Average in 1996. We underperformed the Lehman Brothers Mortgage Index in 1996 due primarily to operating expenses inherent in all mutual funds and our slightly longer duration. However, since the portfolio was organized we have slightly outperformed this Index.

We  added  to our  results  last  year  by  identifying  and  selecting  certain undervalued sectors of mortgage-backed securities for a portion of the portfolio. These securities have now become very popular with Wall Street and other investors, resulting in our securities increasing in value.

We believe our current portfolio to be well positioned for the period ahead. We have a number of securities that are "seasoned" (e.g., original 30 year loans that have been outstanding for three years or more) and therefore valued more highly in the marketplace. There are few securities priced above par, so prepayment risk is negligible. If the future continues to be an era of economic prosperity we should continue to see strong housing markets and housing turnover that will cause prepayments on our securities to exceed market expectations. We welcome these repayments, as our portfolio is priced at a discount and we will be paid-off at par.

Graphic Representation

                 Comparison of Change in Value of $1.0 Million
             Investment in the Mortgage-Backed Securities Portfolio
                       Lehman Brothers Mortgage Index and
                       Lipper U.S. Mortgage Fund Average

                                        Lehman Brothers         Lipper U.S.
                             Fund           Mortgage           Mortgage Fund
Year Ended December 31,      Value           Index                Average
                           1,000,000       1,000,000            1,000,000
       1993                1,044,651       1,032,308            1,033,900
       1994                1,006,746       1,015,723              990,786
       1995                1,200,601       1,186,333            1,151,591
       1996                1,251,002       1,249,802            1,196,158


              Total Returns *
          As of December 31, 1996

1 Year    Since Inception Date 5/7/93    10 Year
 4.20%               6.32%                  --

Note:  Past performance is not predictive of future performance.

Important  Notes:

Lipper U.S. Mortgage Fund Average: this average consists of mutual funds investing at least 65% of their assets in mortgages/securities issued or guaranteed as to principal and interest by the U.S. Government and certain federal agencies. The one year average currently contains 59 mutual funds.ederal National Mortgage Association (FNMA).

Lipper U.S. Mortgage Fund Average: this average consists of mutual funds investing at least 65% of their assets in mortgages/securities issued or guaranteed as to principal and interest by the U.S. Government and certain federal agencies. The one year average currently contains 59 mutual funds.

Note:  Mutual  fund  data  from  Lipper  Analytical  Services,  Inc.

DETERMINATION OF NET ASSET VALUE

     The net asset value of each Portfolio is determined daily, Monday through Friday, as of the close of trading on the New York Stock Exchange except on days on which changes in the value of the portfolio securities will not materially affect the current net asset value of the redeemable securities, on days during which a Portfolio receives no order for the purchase or sale of its redeemable securities and no tender of such a security for redemption, and on customary national business holidays. The net asset value per share of each Portfolio is determined by dividing the value of the Portfolios' securities plus all other assets, less all liabilities, by the number of Portfolio shares outstanding.

     Securities for which market quotations are readily available are valued using those quotations. Other securities are valued by using market quotations, prices provided by market makers or estimates of market values obtained from yield data and other factors relating to instruments or securities with similar characteristics in accordance with procedures established in good faith by the Board of Directors. Securities with remaining maturities of 60 days or less are valued at amortized cost. Other assets are valued at fair value as determined in good faith through procedures established by the Board of Directors of the Fund.

     Trading of foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of such securities used in computing net asset value per share are usually determined as of such times. Occasionally, events which affect the values of such securities and foreign currency exchange rates may occur between the times at which they are generally determined and the close of the New York Stock
Exchange and would therefore not be reflected in the computation of the net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by the Manager or Invista under procedures established and regularly reviewed by the Board of Directors. To the extent the
International Securities Portfolio invests in foreign securities listed on foreign exchanges which trade on days on which the Portfolio does not determine its net asset value, for example Saturdays and other customary national U.S. holidays, the net asset value could be significantly affected on days when shareholders have no access to the Portfolio.

PERFORMANCE CALCULATION

     From time to time, the Fund may publish advertisements containing information (including graphs, charts, tables and examples) about the performance of one or more of its Portfolios. The yield and total return figures described below will vary depending upon market conditions, the composition of portfolios and operating expenses. These factors and possible differences in the methods used in calculating yield and total return should be considered when comparing performance figures for the Portfolios to performance figures published for other investment vehicles. Any performance data quoted for a Portfolio represents only historical performance and is not intended to indicate future performance. For further information on how the Fund calculates yield and total return figures for its Portfolios, see the Statement of Additional Information.

     The  Mortgage-Backed  Securities  Portfolio  may  advertise  its  yield and average annual and cumulative total return. The International Securities Portfolio may advertise its average annual and cumulative total return. Yield is determined by annualizing a Portfolio's net investment income per share for a specific, historical 30-day period and dividing the result by the ending net asset value of the Portfolio for the same period. Average annual total return for each Portfolio is computed by calculating the average annual compounded rate of return over the stated period that would equate an initial $1,000 investment to the ending redeemable value assuming the reinvestment of all dividends and capital gains distributions at net asset value. Cumulative total return is computed by dividing the ending redeemable value by the initial investment on the basis of the same assumptions. Each Portfolio may also quote rankings, yields or returns as published by independent statistical services or publishers, and information regarding the performance of certain market indices.

SHAREHOLDER RIGHTS

     Each share is entitled to one vote either in person or by proxy at all shareholder meetings. This includes the right to vote on the election of directors, selection of independent accountants and other matters submitted to meetings of shareholders. Shares of each Portfolio generally vote in the aggregate without regard to series, except where otherwise required by the Investment Company Act of 1940 in which case any matter being voted upon must be approved by each Portfolio affected by the matter being voted upon. Matters required by the Investment Company Act of 1940 to be voted upon by each affected Portfolio include changes to the Management Agreement, a subadvisory agreement and fundamental investment policies and restrictions. Each share of a Portfolio has equal rights with every other share of that Portfolio as to dividends, earnings, voting, assets and redemption. Shares are fully paid and non-assessable, have no preemptive or conversion rights, and are freely transferable. Shares may be issued as full or fractional shares, and each fractional share has proportionately the same rights, including voting, as are provided for a full share. Shareholders of the Fund may remove any director with or without cause by the vote of a majority of the votes entitled to be cast at a meeting of shareholders. Shareholders will be assisted with shareholder communication in connection with such matter, and the Fund will hold a meeting of shareholders for such purpose when requested to do so in writing by the holders of 10% or more of the outstanding shares of the Fund.

     The articles of incorporation of the Fund provide that the Board of Directors may increase or decrease the aggregate number of shares which the Fund has authority to issue and may create additional series of shares at any time without a shareholder vote.

     The Fund intends to hold meetings of shareholders only when required by law and at such other times as may be deemed appropriate by the Board of Directors. The Fund will hold annual meetings of shareholders only when the election of directors by shareholders is required under the Investment Company Act of 1940 and special meetings of shareholders when the approval by shareholders of such matters as investment advisory agreements and distribution agreements is required under that Act.

     Shareholder inquiries should be directed to the Fund at The Principal Financial Group, Des Moines, Iowa 50392.

     NON-CUMULATIVE VOTING: The shares have non-cumulative voting rights which means that the holders of more than 50% of the shares voting for the election of directors can elect 100% of the directors if they choose to do so, and in such event, the holders of the remaining shares voting for the election of directors will not be able to elect any directors.

     As of February 7, 1997, Principal Mutual Life Insurance Company and its subsidiaries and affiliates owned the following number and percentage of the outstanding shares of each Portfolio of the Fund:

                                                             Percentage of
                                         Number of         Outstanding Shares
          Portfolio                    Shares Owned              Owned

International Securities Portfolio       1,240,722              60.11%
Mortgage-Backed Securities Portfolio     1,267,712              83.70%

DISTRIBUTION OF INCOME DIVIDENDS AND REALIZED CAPITAL GAINS

     Any dividends from the net income of the International Securities Portfolio normally will be distributed to shareholders annually and any dividends from the net income of the Mortgage-Backed Securities Portfolio will normally be distributed monthly. Distributions from the International Securities Portfolio will be made on the last business day of December to shareholders of record on the preceding business day. Distributions from the Mortgage-Backed Securities Portfolio will normally be declared daily and payable on the first business day of each month to shareholders of record at the close of business on the last business day of the preceding month. A shareholder who redeems the entire balance of an account during the month will receive the dividends declared through the date of the redemption. Net realized capital gains for each of the Portfolios, if any, will be distributed annually, generally the last business day of December to shareholders of record on the preceding business day. In the application, the shareholder authorizes income dividends and capital gains distributions to be invested in additional shares at net asset value as of the payment date, but the shareholder at any time on ten days written notice to the Fund and without charge may have future dividends (or dividends and capital gains distributions) paid in cash. Any dividends or distributions paid shortly after a purchase of shares by an investor will have the effect of reducing the per share net asset value by the amount of the dividends or distributions. These dividends or distributions are subject to taxation like other dividends and distributions, even though they are in effect a return of capital.

TAX-TREATMENT, DIVIDENDS AND DISTRIBUTIONS

     It is the policy of each Portfolio to distribute substantially all net investment income and net realized gains. Through such distributions, and by satisfying certain other requirements, the Fund intends to qualify each Portfolio for the tax treatment accorded to regulated investment companies under the applicable provisions of the Internal Revenue Code. This means that in each year in which a Portfolio so qualifies, it will be exempt from federal income tax upon the amounts so distributed to investors. The Tax Reform Act of 1986 imposed an excise tax on mutual funds which fail to distribute net investment income and capital gains by the end of the calendar year in accordance with the provisions of the Act. The Fund intends to comply with the Act's requirements and to avoid this excise tax.

     When at the close of a fiscal year, more than 50% of the value of the International Securities Portfolio's total assets are invested in securities of foreign corporations, the Fund may elect pursuant to Section 853 of the Internal Revenue Code to permit Portfolio shareholders to take a credit (or a deduction) for foreign income taxes paid by the Fund. In that case, Portfolio shareholders should include in gross income for federal income tax purposes both cash dividends received from the Fund and the amount which the Fund advises is their pro rata portion of foreign income taxes paid with respect to, or withheld from, dividends and interest paid to the Fund from its foreign investments. Portfolio shareholders would then be entitled to subtract from their federal income taxes the amount of such taxes withheld, or else treat such foreign taxes as a deduction from gross income, if that should be more advantageous. As in the case of individuals receiving income directly from foreign sources, the above-described tax credit for tax deduction is subject to certain limitations.

     Under the federal income tax law, dividends paid from investment income and from realized short-term capital gains, if any, are generally taxable at ordinary income rates whether received in cash or additional shares.

     Dividends from the International Securities Portfolio and the Mortgage-Backed Securities Portfolio are not expected to qualify for the 70% dividends received deduction for corporations. Dividends and capital gains are taxable in the year in which distributed, whether received in cash or reinvested in additional shares. Dividends declared with a record date in December and paid in January will be deemed to have been distributed to shareholders in December. The Fund will inform shareholders of the amount and nature of their income dividends and capital gains distributions. Dividends from net income and distributions of capital gains may also be subject to state and local taxation.

     The Fund is required by law to withhold 31% of dividends paid to investors who do not furnish their correct taxpayer identification number, which, in the case of most individuals is their social security number. If, at the time the account is established the investor does not have a taxpayer identification number but certifies that one has been applied for, such withholding will be delayed but will commence 60 days after the date of such certification if within such time the investor has not provided such number to the Fund.

     Shareholders should consult their own tax advisors as to the federal, state and local tax consequences of ownership of shares of a Portfolio in their particular circumstances.

HOW TO INVEST

     Investments by check - An account with either Portfolio may be established by submitting a completed application and check made payable to Princor Financial Services Corporation (the "Distributor") to the Distributor or other dealers which it selects. An application is attached to this Prospectus. All applications are subject to acceptance by the Fund and the Distributor. If an application and check are properly submitted to the Distributor, the shares will be issued at the net asset value next determined after the check has been converted into Federal Funds, ordinarily within one business day following receipt of the check.

     Investments By Wire - Shares may also be purchased by wiring Federal Funds directly to Norwest Bank Iowa, N.A., on a day on which the New York Stock Exchange, Norwest Bank Iowa, N.A., and, in the case of an initial purchase, Princor Financial Services Corporation are open for business. It is possible the shareholder's bank will charge a fee for transmitting funds by wire. FOR AN INITIAL PURCHASE, FIRST OBTAIN AN ACCOUNT NUMBER BY TELEPHONING THE DISTRIBUTOR TOLL FREE 1-800-521-1502. Princor Financial Services Corporation requests the following information:

1.  Name in which the account will be registered
2.  Address and Telephone Number
3.  Tax Identification Number
4.  Dividend distribution election

5.  Amount being wired and wiring bank
6. Name of Princor Financial Services Corporation registered representative, if any.
7.  Portfolio for which shares are being purchased.

     Princor Financial Services Corporation will assign an account number immediately upon receipt of the above information. After an account number is assigned, the purchaser should instruct the bank to wire transfer Federal Funds to: Norwest Bank Iowa, N.A., Des Moines, Iowa , ABA No. 073000228, for credit to: Princor Financial Services Corporation, Account Number 073-330; for further credit to: Purchaser's Name and Account Number.

     To make subsequent purchases by wire, the investor should instruct the bank to wire Federal Funds to: Norwest Bank Iowa, N.A., Des Moines, Iowa, ABA No. 073000228, for credit to: Princor Management Corporation, Account Number 3000499968, for further credit to: Investor's Name and Fund Account Number. It is the shareholder's responsibility to advise Princor Financial Services Corporation when a subsequent purchase has been wired so that proper credit can be given.

     Payment of Federal Funds normally must be received by Norwest Bank before 3:00 p.m. Central Time for an order to be accepted on that day. If payment is received after that time, the order will not be accepted until the next business day. Wire transfers may take two hours or more to complete. Investors may make special arrangements to transmit orders for Portfolio shares to the Distributor prior to 3:00 p.m. (Central Time) on a day when the Fund is open for business with the investor's assurance that payment for such shares will be made by wiring Federal Funds directly to Norwest Bank Iowa, N.A. prior to 10:00 a.m. (Central Time) the following regular business day. Such orders will be effected at the Portfolio's net asset value per share next determined after such purchase order is received by the Distributor.

     Promptly after the initial purchase, INVESTORS SHOULD COMPLETE AN ACCOUNT APPLICATION and mail to Princor Financial Services Corporation, P.O. Box 10423, Des Moines, Iowa 50306-0423.

     Investments through a Selected Dealer - If the application and settlement funds are submitted through a selected dealer, the shares will be issued in accordance with the following: An order accepted by a dealer on any day before the close of the Exchange and received by the Distributor as principal underwriter before the close of its business on that day will be executed at the net asset value computed as of the close of the Exchange on that day. An order accepted by such dealer after the close of the Exchange and received by the Distributor before its closing on the following business day will be executed at the net asset value computed as of the close of the Exchange on such following business day. Dealers have the responsibility to transmit orders to the Distributor promptly. After an open account has been established (see "Open Account System"), purchases will be executed at the price next computed after receipt of the investor's funds at the main office of the Distributor. Wire purchases through a selected dealer may involve other procedures established by that dealer.

OFFERING PRICE OF SHARES

     The Fund offers shares of each Portfolio continuously through Princor Financial Services Corporation which is the principal underwriter for the Fund and sells shares as agent for the Fund. Shares are sold to the public at net asset value, subject to the minimum investment requirements. In certain circumstances, Princor Financial Services Corporation will compensate its registered representatives or a selected dealer with whom it has entered into a selling agreement for their efforts in distributing shares of the fund. Compensation will be an ongoing fee in an amount up to 0.10% on an annualized basis of the average net asset value of shares held in a customer account the establishment of which is attributable to the efforts of the registered representative or selected dealer.

MINIMUM INVESTMENT REQUIREMENT

     The minimum initial purchase in the Fund is $1.0 million. The minimum initial purchase of $1.0 million may be invested over a three month period. Investments in both Portfolios by an investor, the investor's spouse, dependent children or a trustee may be combined to meet this minimum. There is no minimum for additional investments. If the total $1.0 million investment is not completed within the three month period, the shareholder will be given notice of the additional investment needed to meet the minimum and if not remitted within 30 days, the account will be redeemed.

OPEN ACCOUNT SYSTEM

     Share certificates will not ordinarily be issued to shareholders. Shareholders of each Portfolio will receive a statement of account each time they invest. The statement will record the current investment and the total number of shares then owned.

     The Fund treats the statement of account as evidence of ownership of shares. This is known as an open account system. It avoids the trouble and expense of safeguarding share certificates and the cost of a lost instrument bond if certificates are lost or destroyed. Certificates, which can be stolen or lost, are unnecessary except for special purposes such as collateral for a loan. A shareholder may obtain a certificate at any time for full shares by requesting it from the Fund in writing. The certificate will be delivered promptly at no cost. In cases where certificates have been issued, the certificate must be surrendered in connection with a redemption, transfer or exchange.

     The Fund has adopted the policy of requiring signature guarantees in certain circumstances to safeguard shareholder accounts. A signature guarantee is necessary under the following circumstances:

     1. If a redemption payment is to be made payable to a payee other than the registered shareholder or joint shareholders, or to Principal Mutual Life Insurance Company or any of its affiliated companies;

     2. To change the ownership of the account;

     3. If a redemption payment is to be mailed to an address other than the address of record or to an address of record that has been changed within the preceding three months.

     4. To add telephone transaction services to an account after the initial application is processed.

     5. To change the designated commercial bank account authorized to accept redemption proceeds.

     A shareholder's signature must be guaranteed by a commercial bank, trust company, credit union, savings and loan association, national securities exchange member, or brokerage firm. A signature guaranteed by a notary public is not acceptable.

     Although there currently is no minimum balance, due to the disproportionately high cost of maintaining small accounts, the Fund reserves the right to redeem all shares in an account with a value of less than $5,000 and to mail the proceeds to the shareholder. Involuntary redemptions will not be triggered solely by market activity. Shareholders will be notified before these redemptions are to be made and will have thirty days to make an additional investment to bring their accounts up to the required minimum. The Fund reserves the right to increase the required minimum.

     All orders are subject to acceptance by the Fund and the Distributor. The Fund's Board of Directors reserves the right to change or waive minimum investment requirements at any time, which would be applicable to all investors alike.

REDEMPTION OF SHARES

     Each Portfolio will redeem its shares upon request. There is no charge for redemptions. Princor Financial Services usually requires additional documentation for the sale of shares by a corporation, partnership, agent or fiduciary, or a surviving joint owner. Contact Princor Financial Services for details. Shareholders may redeem in one of two ways:

     By Mail - If no certificates have been issued, a shareholder simply writes a letter to the Fund, at Princor Financial Services Corporation, P.O. Box 10423, Des Moines, Iowa 50306-0423, requesting redemption of any part or all of the shares owned by specifying either a dollar or share amount. The letter must provide the account number, shareholder social security number, or tax identification number and be signed by a registered owner. If certificates have been issued, they must be properly endorsed and forwarded with the redemption request. If redemption proceeds are to be sent by wire transfer to a bank account previously designated as authorized to accept a wire transfer, or if payment is to be mailed to the address of record, which has not been changed within the three month period preceding the redemption request, and is made payable to the registered shareholder or joint shareholders, or to Principal Mutual Life Insurance Company or any of its affiliated companies, the Fund will not require a signature guarantee as a part of a proper endorsement; otherwise the shareholder's signature must be guaranteed by either a commercial bank, trust company, credit union, savings and loan association, national securities exchange member, or by a brokerage firm. A signature guaranteed by a notary public or savings bank is not acceptable.

     By Telephone - Shareholders may, by telephone, direct proceeds from redemptions from the shareholder's account to be sent to the address of record, if such address has not changed within the three month period preceding the date of the request, or transferred to a commercial bank account in the United States previously authorized in writing by the shareholder. The telephone redemption privilege is available only if telephone transaction services apply to the account from which shares are redeemed. Telephone transaction services apply to all accounts, unless the shareholder has specifically declined this service on the account application or in writing to the Fund. If certificates have been issued, the telephone redemption privilege will not be allowed on those shares. Shareholders may exercise the telephone redemption privilege by telephoning 1-800-521-1502. If all telephone lines are busy, shareholders might not be able to request telephone redemptions and would have to submit written redemption requests. Redemption proceeds may be sent to the previously designated bank by check or wire transfer. A wire charge of up to $6.00 will be deducted from the account from which the redemption is made for all wire transfers. If proceeds are to be used to settle a securities transaction with a selected dealer, telephone redemptions may be requested by the shareholder or upon appropriate authorization from an authorized representative of the dealer, and the proceeds will be wired to the dealer.

     Telephone redemption requests must be received by the Fund by the close of the New York Stock Exchange on a day when the Fund is open for business to be effective that day. Requests made after that time or on a day when the Fund is not open for business will be effective the next business day. Although the Fund and the transfer agent are not responsible for the authenticity of redemption requests received by telephone, the right is reserved to refuse telephone redemptions when in the opinion of the Fund or the transfer agent it seems prudent to do so. The shareholder bears the risk of loss caused by a fraudulent telephone redemption request which the Fund reasonably believes to be genuine. The Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine and if such procedures are not followed, the Fund may be liable for losses due to unauthorized or fraudulent transactions. Such procedures include requiring the caller to provide the shareholder's social security number or tax identification number, date of birth (if an individual) and current address; mailing written confirmation of the transaction to the address of record; and recording telephone instructions. In addition, the Fund directs redemption proceeds made payable to the owner or owners of the account only to the address of record that has not been changed within the three month period prior to the date of the telephone request or to a previously authorized bank account.

     General - Redemptions, whether in writing or by telephone or other means, by any joint owner shall be binding upon all joint owners. The price at which the shares are redeemed will be the net asset value per share as next determined after the request is received by the Fund in proper and complete form. The amount received for shares upon redemption may be more or less than the cost of such shares depending upon the net asset value at the time of redemption. Accurate records should be kept for the duration of the account for tax purposes.

     Redemption proceeds will be sent within three business days after receipt of a request for redemption in proper form. However, the Fund may suspend the right of redemption during any period when (a) trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Commission or such Exchange is closed for other than weekends and holidays; (b) an emergency exists, as determined by the Securities and Exchange Commission, as a result of which (i) disposal by the Fund of securities owned by it is not reasonably practicable, or (ii) it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or (c) the Commission by order so permits for the protection of security holders of the Fund.

     The Fund will redeem only Portfolio shares for which it has received good payment. To avoid the inconvenience of such a delay, shares may be purchased with a certified check, bank cashier's check or money order.

     The Fund  reserves the right to modify any of the methods of  redemption or
to  charge  a  fee  for  providing   these   services  upon  written  notice  to
shareholders.

PERIODIC WITHDRAWAL PLAN

     A shareholder may request that a fixed number of shares ($100 initial minimum amount) or enough shares to produce a fixed amount of money ($100 initial minimum payment) be withdrawn from an account monthly, quarterly, semi-annually or annually. The Fund makes no recommendation as to either the number of shares or the fixed amount that the investor may withdraw. An investor may initiate a Periodic Withdrawal Plan by signing an Agreement for Periodic Withdrawal Form and depositing any share certificates that have been issued or, if no certificates have been issued and telephone transaction services apply to the account, by telephoning the Fund.

     Cash withdrawals are made out of the proceeds of redemption on the day designated by the shareholder, so long as the day is a trading day, and will continue until cancelled. If the designated day is not a trading day, the redemption will occur on the next trading day occurring during that month. If the next trading day occurs in the following month, the redemption will occur on the day prior to the designated day. Withdrawal payments will be sent on or before the third business day following such redemption. The redemption of shares to make payments under this Plan will reduce and may eventually exhaust the account.

     Each redemption of shares may result in a gain or loss, which may be reportable for income tax purposes. An investor should keep an accurate record of any gain or loss on each withdrawal. Any income dividends or capital gains distributions on shares held under a Periodic Withdrawal Plan are reinvested in additional shares at net asset value. Withdrawals may be stopped at any time without penalty, subject to notice in writing which is received by the Fund.

ADDITIONAL INFORMATION

     Organization: The Fund was incorporated in the state of Maryland on January 28, 1993.

     Custodian: Bank of New York, 48 Wall Street, New York, New York 10286, is custodian of the portfolio securities and cash assets of the Mortgage-Backed Securities Portfolio. The custodian for the International Securities Portfolio is Chase Manhattan Bank, N.A., Global Security Services, Chase Metro Tech Center, Brooklyn, New York 11245. The custodians perform no managerial or policymaking functions for the Fund.

     Capitalization: The authorized capital stock of each Portfolio consists of 100,000,000 shares of common stock, $.01 par value.

     Financial Statements: Copies of the financial statements of the Fund will be mailed to each shareholder semi-annually. At the close of each fiscal year, the Fund's financial statements will be audited by a firm of independent auditors. The firm of Ernst & Young LLP has been appointed to audit the financial statements of the Fund.

     Registration Statement: This Prospectus omits some information contained in the Statement of Additional Information (also known as Part B of the Registration Statement) and Part C of the Registration Statement which the Fund has filed with the Securities and Exchange Commission. The Fund's Statement of Additional Information is hereby incorporated by reference into this Prospectus. A copy of this Statement of Additional Information can be obtained upon request, free of charge, by writing or telephoning Princor Financial Services Corporation. You may obtain a copy of Part C of the Registration Statement filed with the Securities and Exchange Commission, Washington, D.C. from the Commission upon payment of the prescribed fees.

     Principal Underwriter: Princor Financial Services Corporation, P.O. Box 10423, Des Moines, Iowa 50306-0423, is the principal underwriter for the Fund.

     Transfer  Agent  and  Dividend   Disbursing   Agent:   Princor   Management
Corporation, The Principal Financial Group, Des Moines, Iowa, 50392-0200, is the transfer agent and dividend disbursing agent for the Fund.

FV 76A-5









                                     PART B

                      PRINCIPAL SPECIAL MARKETS FUND, INC.
                       INTERNATIONAL SECURITIES PORTFOLIO
                      MORTGAGE-BACKED SECURITIES PORTFOLIO


                       Statement of Additional Information


                               dated April 1, 1997


         This Statement of Additional Information provides information about each Portfolio in addition to the information that is contained in the Prospectus, dated April 1, 1997.

         This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Prospectus, a copy of which can be obtained free of charge by writing or telephoning:


                     Princor Financial Services Corporation
                                 P.O. Box 10423
                           Des Moines, Iowa 50306-0423
                            Telephone: 1-800-451-5447

                                TABLE OF CONTENTS

Investment Policies and Restrictions ...................................... 2
Investments ............................................................... 4
Directors and Officers of the Fund.........................................14
Manager and Sub-Advisor ...................................................16
Cost of Manager's Services ................................................17
Brokerage on Purchases and Sales of Securities ............................19
Offering Price ............................................................21
Determination of Net Asset Value ..........................................21
Performance Calculation ...................................................22
Tax Treatment, Dividends and Distributions ................................24
Financial Statements.......................................................25

INVESTMENT POLICIES AND RESTRICTIONS

        The following information supplements the information provided in the Prospectus under the caption "Investment Objectives, Policies and Restrictions."


INVESTMENT RESTRICTIONS

        In implementing the investment policies of the Portfolios, the Fund is subject to fundamental and nonfundamental restrictions. Nonfundamental restrictions may be changed by the Board of Directors without shareholder approval. Fundamental restrictions may only be changed by a vote of the lesser of (i) 67% or more of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares. The required shareholder approval shall be effective with respect to a Portfolio if a majority of the outstanding voting securities of that Portfolio votes to approve the matter, notwithstanding that the matter has not been approved by a majority of the outstanding voting securities of the Fund or of any other Portfolio affected by the matter.

        The investment objective and investment policies and restrictions of each Portfolio discussed in the Prospectus and the Statement of Additional Information, except for those investment restrictions identified below under the caption "Fundamental Restrictions," are not fundamental and may be changed by the Fund's Board of Directors without shareholder approval. Shareholders must be given 30 days prior written notice before the investment objectives of the Portfolios may be amended at the discretion of the Board of Directors.

        All percentage limitations apply at the time of acquisition of a security, and any subsequent change in any applicable percentage resulting from changes in the values or nature of a Portfolio's assets will not require elimination of the security from the Portfolio.

        Fundamental   Restrictions.   Each  of  the  following  restrictions  is
fundamental and may not be changed without shareholder approval. Each Portfolio will not (unless specifically excepted):

        (1) With respect to 75% of its total assets, purchase the securities of any issuer if the purchase would cause more than 5% of the total assets of the Portfolio to be invested in the securities of any one issuer (other than securities issued or guaranteed by the United States Government or its agencies or instrumentalities) or cause more than 10% of the outstanding voting securities of any one issuer to be held by the Portfolio.

        (2) Borrow money, except (a) for temporary or emergency purposes in an amount not to exceed 5% of the value of the Portfolio's total assets at the time of the borrowing and (b) for any purpose from banks in an amount not to exceed one-third of the Portfolio's total assets (including the amount borrowed) less all liabilities and indebtedness other than borrowings deemed to be senior securities.


        (3) Issue any senior securities as defined in the Investment Company Act of 1940. For purposes of this restriction, purchasing and selling securities, currency and futures contracts and options and borrowing money in accordance with restrictions described herein do not involve the issuance of a senior security.

        (4) Act as an underwriter of securities, except to the extent the Portfolio may be deemed to be an underwriter in connection with the sale of securities held in its portfolio.

        (5) Concentrate its investments in any particular industry or industries, except that the Portfolio may invest not more than 25% of the value of its total assets in a single industry. For purposes of this restriction, foreign government and supranational issuers are not considered members of any industry.

        (6) Invest in real estate, although it may invest in securities which are secured by real estate and securities of issuers which invest or deal in real estate.

        (7) Invest in commodities or commodity contracts, but it may purchase and sell currency and financial futures contracts and options on such contracts.

        (8) Make loans, except that the Portfolio may (i) purchase and hold debt obligations in accordance with its investment objective and policies, (ii) enter into repurchase agreements, and (iii) lend its portfolio securities but not in excess of 33% of the value of its total assets. The deposit of underlying securities and other assets in escrow and other collateral arrangements in connection with options, currency and futures transactions are not deemed to be the making of loans.

        Nonfundamental Restrictions. Each of the following restrictions is nonfundamental and may be changed by the Board of Directors without shareholder approval. Each Portfolio will not (unless specifically excepted):

        (1) Invest more than 15% of its total assets in securities not readily marketable and in repurchase agreements maturing in more than seven days. The value of any options purchased in the over-the-counter market are included as part of this 15% limitation.

        (2) Sell securities short (except where the Portfolio holds or has the right to obtain at no added cost a long position in the securities sold that equals or exceeds the securities sold short) or purchase any securities on margin, except it may obtain such short-term credits as are necessary for the clearance of transactions. The deposit or payment of margin in connection with options, currency and futures transactions is not considered the purchase of securities on margin.

        (3) Invest in companies for the purpose of exercising control or management.

        (4) Purchase puts, calls, straddles, spreads or any combination thereof if by reason thereof the value of its aggregate investment in such classes of securities will exceed 5% of its total assets. Options will be used solely for hedging purposes; not for speculation.

        (5) Invest more than 5% of its assets in initial margin and premiums on futures contracts and options on such contracts.

        (6) Purchase securities of other investment companies if the purchase would cause more than 10% of its total assets to be invested in securities of other investment companies or more than 5% of its total assets to be invested in the securities of any investment company or would cause the Portfolio to own more than 3% of the outstanding voting securities of any investment company. These restrictions do not apply to purchases in connection with a merger, consolidation, or plan of reorganization. [For purposes of these restrictions, privately issued collateralized mortgage obligations will not be treated as investment company securities if issued by "Exemptive Issuers." Exemptive Issuers are defined as unmanaged, fixed-asset issuers that (i) invest primarily in mortgage-backed securities, (ii) do not issue redeemable securities as defined in section 2(a)(32) of the Investment Company Act of 1940, (iii) operate under general exemptive orders exempting them from "all provisions of the Investment Company Act of 1940," and (iv) are not registered or regulated under the Investment Company Act of 1940 as investment companies.]

        (7) Pledge, mortgage or hypothecate its assets, except to secure permitted borrowings. The deposit of underlying securities and other assets in escrow and other collateral arrangements in connection with options, currency and futures transactions are not deemed to be pledges or other encumbrances.

        (8) Purchase warrants in excess of 5% of its total assets, of which 2% may be invested in warrants that are not listed on the New York, American or Toronto Stock Exchanges or the Chicago Board Options Exchange. This restriction does not apply to warrants included in units or attached to other securities.

        (9) Invest in interests in oil, gas or other mineral exploration or development programs, although the Portfolio may invest in securities of issuers which invest in or sponsor such programs.

        (10) Purchase securities of any issuer having less than three years' continuous operation (including operations of any predecessors) if such purchase would cause the value of the Portfolio's investments in all such issuers to exceed 5% of the value of its total assets.

        (11) Purchase or retain in its portfolio securities of any issuer if those officers or directors of the Fund or its Manager owning beneficially more than one-half of 1% (0.5%) of the securities of the issuer together own beneficially more than 5% of such securities.

        (12)   Invest in arbitrage transactions.

        (13)   Invest in mineral leases.

        (14)   Invest in real estate limited partnership interests.

        (15) Invest more than 25% of the value of its total assets (i) in the securities issued by a single foreign government; or (ii) in securities issued by supranational issuers.

        The Manager will waive its management fee on Portfolio assets invested in securities of other open-end investment companies and will generally invest only in those open-end investment companies that have investment policies requiring investment in securities comparable to those in which the Portfolio invests.

INVESTMENTS

        The following  information  further  supplements  the  discussion of the
investment   objectives  and  policies  in  the  Prospectus  under  the  caption
"INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS."

        In making selections of equity securities, Invista will use an approach described broadly as fundamental analysis. Fundamental analysis consists of three steps. First is the continuing study of basic economic factors in an effort to conclude what the future general economic climate is likely to be over the next one to two years. Second, given some conviction as to the likely economic climate, Invista attempts to identify the prospects for the major industrial, commercial and financial segments of the economy, by looking at such factors as demand for products, capacity to produce, operating costs, pricing structure, marketing techniques, adequacy of raw materials and components, domestic and foreign competition, and research productivity, to ascertain prospects for each industry for the near and intermediate term. Finally, Invista determines what the earnings prospects are for individual companies within each industry by considering the same types of factors described above. Invista evaluates these earnings prospects in relation to the current price of the securities of each company.

        Although each  Portfolio may pursue the investment  practices  described under the captions Restricted Securities, Foreign Securities, Spread Transactions, Options on Securities and Securities Indices, and Futures
Contracts and Options on Futures Contracts, Currency Contracts, Repurchase Agreements, Lending of Portfolio Securities and When-Issued and Delayed Delivery Securities, none of the Portfolios currently intends to commit during the present fiscal year more than 5% of its net assets to any of the practices, with the exception that the Mortgage-Backed Securities Portfolio may commit more than 5% of its net assets in When-Issued and Delayed Delivery Securities and the International Securities Portfolio's investments in foreign securities will exceed 5% of its net assets and it may commit more than 5% of its assets to Currency Contracts.

Restricted Securities

        Each Portfolio is subject to an investment restriction that limits its investments in illiquid securities to 15% of its net asset value. In computing the Portfolio's net asset value per share, illiquid securities are valued at their fair value as determined in good faith by or under the direction of the Board of Directors.

        Each Portfolio may acquire securities that are subject to legal or contractual restrictions upon resale. Securities subject to such restrictions ("restricted securities") are frequently treated as illiquid for purposes of the 15% restriction. Such securities may be sold only in a public offering with respect to which a registration statement is in effect under the Securities Act of 1933 ("1933 Act") or in a transaction which is exempt from the registration requirements of that act. One such exemption is provided by Rule 144A under the 1933 Act, pursuant to which certain restricted securities may be sold at a readily ascertainable price. The Board of Directors has adopted procedures to determine the liquidity of restricted securities qualifying for Rule 144A treatment, and any such securities so determined to be liquid will be excluded when applying the Portfolio's limitation on illiquid securities. To the extent Rule 144A securities held by a Portfolio should become illiquid because of a lack of interest on the part of qualified institutional investors, the overall liquidity of the Portfolio could be adversely affected.

        When registration of a restricted security is required, a Portfolio may be obligated to pay all or a part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Portfolio may be permitted to sell the security under an effective registration statement. If during such a period adverse market conditions were to develop, the Portfolio might obtain a less favorable price than prevailed when it decided to sell.

Foreign Securities

        Investment in foreign securities presents certain risks, including those resulting from fluctuations in currency exchange rates, revaluation of currencies, the imposition of foreign taxes, the withholding of taxes on dividends at the source, future political and economic developments including war, expropriations, nationalization, the possible imposition of currency exchange controls and other foreign governmental laws or restrictions, reduced availability of public information concerning issuers, and the fact that foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to domestic issuers. Moreover, securities of many foreign issuers may be less liquid and their prices more volatile than those of comparable domestic issuers. In addition, transactions in foreign securities may be subject to higher costs, and the time for settlement of transactions in foreign securities may be longer than the settlement period for domestic issuers. A Portfolio's investment in foreign securities may also result in higher custodial costs and the costs associated with currency conversions.

        Spread Transactions, Options on Securities and Securities Indices, Futures Contracts and Options on Futures Contracts, and Currency Contracts

        Except as specifically indicated otherwise, each Portfolio may engage in the practices described under this heading to attempt to hedge market value, interest rate and currency risks and, in certain cases, to enhance its income.

        Spread Transactions

        A Portfolio may purchase from securities dealers covered spread options. Such covered spread options are not presently exchange listed or traded. The purchase of a spread option gives the Portfolio the right to put, or sell, a security that it owns at a fixed dollar spread or fixed yield spread in relationship to another security that the Portfolio does not own, but which is used as a benchmark. The risk to the Portfolio in purchasing covered spread options is the cost of the premium paid for the spread option and any transaction costs. In addition, there is no assurance that closing transactions will be available. The purchase of spread options can be used to protect the Portfolio against adverse changes in prevailing credit quality spreads, i.e., the yield spread between high quality and lower quality securities. The security covering the spread option will be maintained in a segregated account by the Portfolio's custodian. A security covered by a spread option is not considered to be "pledged" as that term is used in the Portfolio's policy limiting the pledging or mortgaging of assets.

        Options on Securities and Securities Indices

        The Portfolio may write (sell) and purchase call and put options on securities in which it may invest and on securities indices based on securities in which the Portfolio may invest. The Portfolio may write call and put options to generate additional revenue, and may write and purchase call and put options in seeking to hedge against a decline in the value of securities owned or an increase in the price of securities which the Portfolio plans to purchase.

        Writing Covered Call and Put Options. When a Portfolio writes a call option, it gives the purchaser of the option, in return for the premium it receives, the right to buy from the Portfolio the underlying security at a specified price at any time before the option expires. When a Portfolio writes a put option, it gives the purchaser of the option, in return for the premium it receives, the right to sell to the Portfolio the underlying security at a specified price at any time before the option expires.

        The premium received by a Portfolio, when it writes a put or call option, reflects, among other factors, the current market price of the underlying security, the relationship of the exercise price to the market price, the time period until the expiration of the option and interest rates. The premium will generate additional income for the Portfolio if the option expires unexercised or is closed out at a profit. By writing a call, a Portfolio limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option, but it retains the risk of loss if the price of the security should decline. By writing a put, a Portfolio assumes the risk that it may have to purchase the underlying security at a price that may be higher than its market value at time of exercise.

        The Portfolios write only covered options and will comply with applicable regulatory and exchange cover requirements. A Portfolio will own the underlying security covered by any outstanding call option that it has written or will be able to acquire such security through the exercise of conversion privileges on convertible securities or otherwise at no additional cost. With respect to an outstanding put option that it has written, each Portfolio will deposit and maintain with its custodian cash, U.S. Government securities or other liquid securities with a value at least equal to the exercise price of the option.

        Once a Portfolio has written an option, it may terminate its obligation, before the option is exercised, by effecting a closing transaction, which is accomplished by the Portfolio's purchasing an option of the same series as the option previously written. The Portfolio will have a gain or loss depending on whether the premium received when the option was written exceeds the closing purchase price plus related transaction costs.

        Purchasing Call and Put Options. When a Portfolio purchases a call option, it receives, in return for the premium it pays, the right to buy from the writer of the option the underlying security at a specified price at any time before the option expires. The Portfolio may purchase call options in anticipation of an increase in the market value of securities that it intends ultimately to buy. During the life of the call option, the Portfolio would be able to buy the underlying security at the exercise price regardless of any increase in the market price of the underlying security. In order for a call option to result in a gain, the market price of the underlying security must rise to a level that exceeds the sum of the exercise price, the premium paid and transaction costs. If the option expires unexercised, the Portfolio will lose the premium paid and any transaction costs incurred.

        When a Portfolio purchases a put option, it receives, in return for the premium it pays, the right to sell to the writer of the option the underlying security at a specified price at any time before the option expires. The Portfolio may purchase put options in anticipation of a decline in the market value of the underlying security. During the life of the put option, the Portfolio would be able to sell the underlying security at the exercise price regardless of any decline in the market price of the underlying security. In order for a put option to result in a gain, the market price of the underlying security must decline, during the option period, below the exercise price sufficiently to cover the premium and transaction costs.

        Once a Portfolio has purchased an option, it may close out its position by selling an option of the same series as the option previously purchased. The Portfolio will have a gain or loss depending on whether the closing sale price exceeds the initial purchase price plus related transaction costs.

        Options on Securities Indices. Each Portfolio may purchase and sell put and call options on any securities index based on securities in which the Portfolio may invest. Securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash payments and does not involve the actual purchase or sale of securities. A Portfolio would engage in transactions in put and call options on securities indices for the same purposes as it would engage in transactions in options on securities. When a Portfolio writes call options on securities indices, it will hold in its portfolio underlying securities which, in the judgment of Invista, correlate closely with the securities index and which have a value at least equal to the aggregate amount of the securities index options.

        Risks Associated with Options Transactions. An options position may be closed out only on an exchange which provides a secondary market for an option of the same series. Although a Portfolio will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time. For some options, no secondary market on an exchange or elsewhere may exist. If a Portfolio is unable to effect closing sale transactions in options it has purchased, the Portfolio would have to exercise its options in order to realize any profit and may incur transaction costs upon the purchase or sale of underlying securities pursuant thereto. If a Portfolio is unable to effect a closing purchase transaction for a covered option that it has written, it will not be able to sell the underlying securities, or dispose of the assets held in a segregated account, until the option expires or is exercised. A Portfolio's ability to terminate option positions established in the over-the-counter market may be more limited than for exchange-traded options and may also involve the risk that broker-dealers participating in such transactions might fail to meet their obligations.

        A Portfolio's hedging strategy that employs options on a securities index may be unsuccessful due to imperfect correlation between the securities in the index and the securities owned by the Portfolio. In addition, if Invista is incorrect in predicting the direction of stock prices, interest rates and other economic factors, hedging through the use of options could result in a lower return than if the Portfolio had not hedged its investments.

        Futures Contracts and Options on Futures

        Each Portfolio may purchase and sell financial futures contracts and options on those contracts. Financial futures contracts are commodities contracts based on financial instruments such as U.S. Treasury bonds or bills or on securities indices such as the S&P 500 Index. Futures contracts, options on futures contracts and the commodity exchanges on which they are traded are regulated by the Commodity Futures Trading Commission ("CFTC"). Through the purchase and sale of futures contracts and related options, a Portfolio may seek to hedge against a decline in securities owned by the Portfolio or an increase in the price of securities which the Portfolio plans to purchase.

        Futures Contracts. When a Portfolio sells a futures contract based on a financial instrument, the Portfolio becomes obligated to deliver that kind of instrument at a specified future time for a specified price. When a Portfolio purchases the futures contract, it becomes obligated to take delivery of the instrument at a specified time and to pay the specified price. In most instances, these contracts are closed out by entering into an offsetting transaction before the settlement date, thereby canceling the obligation to make or take delivery of specific securities. The Portfolio realizes a gain or loss depending on whether the price of an offsetting purchase plus transaction costs are less or more than the price of the initial sale or on whether the price of an offsetting sale is more or less than the price of the initial purchase plus transaction costs. Although a Portfolio will usually liquidate futures contracts on financial instruments in this manner, it may instead make or take delivery of the underlying securities whenever it appears economically advantageous to do so.

        A futures contract based on a securities index provides for the purchase or sale of a group of securities at a specified future time for a specified price. These contracts do not require actual delivery of securities, but result in a cash settlement based upon the difference in value of the index between the time the contract was entered into and the time it is liquidated, which may be at its expiration or earlier if it is closed out by entering into an offsetting transaction.

        When a futures contract is purchased or sold a brokerage commission is paid, but unlike the purchase or sale of a security or option, no price or premium is paid or received. Instead, an amount of cash or U.S. Government securities, which varies, but is generally about 5% of the contract amount, is deposited by the Portfolio with its custodian for the benefit of the futures commission merchant through which the Portfolio engages in the transaction. This amount is known as "initial margin." It does not involve the borrowing of funds by the Portfolio to finance the transaction, but instead represents a "good faith" deposit assuring the performance of both the purchaser and the seller under the futures contract. It is returned to the Portfolio upon termination of the futures contract, if all the Portfolio's contractual obligations have been satisfied.

        Subsequent payments to and from the broker, known as "variation margin," are required to be made on a daily basis as the price of the futures contract fluctuates, making the long or short positions in the futures contract more or less valuable, a process known as "marking to market." If the position is closed out by taking an opposite position prior to the settlement date of the futures contract, a final determination of variation margin is made, additional cash is required to be paid to or released by the broker, and the Portfolio realizes a loss or gain.

        In using futures contracts, a Portfolio will seek to establish more certainly than would otherwise be possible the effective price of or rate of return on portfolio securities or securities that the Portfolio proposes to acquire. A Portfolio, for example, may sell futures contracts in anticipation of a rise in interest rates which would cause a decline in the value of its debt investments. When this kind of hedging is successful, the futures contracts should increase in value when the Portfolio's debt securities decline in value and thereby keep the Portfolio's net asset value from declining as much as it otherwise would. A Portfolio may also sell futures contracts on securities indices in anticipation of or during a stock market decline in an endeavor to offset a decrease in the market value of its equity investments. When a Portfolio is not fully invested and anticipates an increase in the cost of securities it intends to purchase, it may purchase financial futures contracts. When increases in the prices of equities are expected, a Portfolio may purchase futures contracts on securities indices in order to gain rapid market exposure that may partially or entirely offset increases in the cost of the equity securities it intends to purchase.

        Options on Futures. A Portfolio may also purchase and write call and put options on futures contracts. A call option on a futures contract gives the purchaser the right, in return for the premium paid, to purchase a futures contract (assume a long position) at a specified exercise price at any time before the option expires. A put option gives the purchaser the right, in return for the premium paid, to sell a futures contract (assume a short position), for a specified exercise price, at any time before the option expires.

        Upon the exercise of a call, the writer of the option is obligated to sell the futures contract (to deliver a long position to the option holder) at the option exercise price, which will presumably be lower than the current market price of the contract in the futures market. Upon exercise of a put, the writer of the option is obligated to purchase the futures contract (deliver a short position to the option holder) at the option exercise price, which will presumably be higher than the current market price of the contract in the futures market. However, as with the trading of futures, most options are closed out prior to their expiration by the purchase or sale of an offsetting option at a market price that will reflect an increase or a decrease from the premium originally paid.

        Options on futures can be used to hedge substantially the same risks as might be addressed by the direct purchase or sale of the underlying futures contracts. For example, if a Portfolio anticipated a rise in interest rates and a decline in the market value of the debt securities in its portfolio, it might purchase put options or write call options on futures contracts instead of selling futures contracts.

        If a Portfolio purchases an option on a futures contract, it may obtain benefits similar to those that would result if it held the futures position itself. But in contrast to a futures transaction, the purchase of an option involves the payment of a premium in addition to transaction costs. In the event of an adverse market movement, however, the Portfolio will not be subject to a risk of loss on the option transaction beyond the price of the premium it paid plus its transaction costs.

        When a Portfolio writes an option on a futures contract, the premium paid by the purchaser is deposited with the Portfolio's custodian, and the Portfolio must maintain with its custodian all or a portion of the initial margin requirement on the underlying futures contract. The Portfolio assumes a risk of adverse movement in the price of the underlying futures contract comparable to that involved in holding a futures position. Subsequent payments to and from the broker, similar to variation margin payments, are made as the premium and the initial margin requirement are marked to market daily. The premium may partially offset an unfavorable change in the value of portfolio securities, if the option is not exercised, or it may reduce the amount of any loss incurred by the Portfolio if the option is exercised.

        Risks Associated with Futures Transactions. There are a number of risks associated with transactions in futures contracts and related options. A Portfolio's successful use of futures contracts is subject to Invista's ability to predict correctly the factors affecting the market values of the Portfolio's portfolio securities. For example, if a Portfolio was hedged against the possibility of an increase in interest rates which would adversely affect debt securities held by the Portfolio and the prices of those debt securities instead increased, the Portfolio would lose part or all of the benefit of the increased value of its securities which it hedged because it would have offsetting losses in its futures positions. Other risks include imperfect correlation between price movements in the financial instrument or securities index underlying the futures contract, on the one hand, and the price movements of either the futures contract itself or the securities held by the Portfolio, on the other hand. If the prices do not move in the same direction or to the same extent, the transaction may result in trading losses.

        Prior to exercise or expiration, a position in futures may be terminated only by entering into a closing purchase or sale transaction. This requires a secondary market on the relevant contract market. The Portfolio will enter into a futures contract or related option only if there appears to be a liquid secondary market. There can be no assurance, however, that such a liquid secondary market will exist for any particular futures contract or related option at any specific time. Thus, it may not be possible to close out a futures position once it has been established. Under such circumstances, the Portfolio would continue to be required to make daily cash payments of variation margin in the event of adverse price movements. In such situations, if the Portfolio has insufficient cash, it may be required to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. In addition, the Portfolio may be required to perform under the terms of the futures contracts it holds. The inability to close out futures positions also could have an adverse impact on a Portfolio's ability effectively to hedge its portfolio.

        Most United States futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. This daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

        Limitations on the Use of Futures and Options on Futures. The Fund intends that each Portfolio will come within an exclusion from the definition of "commodity pool operator" provided by CFTC regulations by complying with certain limitations on the use of futures and related options prescribed by those regulations.

        No Portfolio will purchase or sell futures contracts or options thereon if immediately thereafter the aggregate initial margin and premiums exceed 5% of the fair market value of the Portfolio's assets, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into (except that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount generally may be excluded in computing the 5%).

        The Portfolios will enter into futures contracts and related options transactions only for bona fide hedging purposes as permitted by the CFTC and for other appropriate risk management purposes, if any, which the CFTC may deem appropriate for mutual funds excluded from the regulations governing commodity pool operators. A Portfolio is not permitted to engage in speculative futures trading. Invista will determine that the price fluctuations in the futures contracts and options on futures used for hedging or risk management purposes for a Portfolio are substantially related to price fluctuations in securities held by the Portfolio or which it expects to purchase. In pursuing traditional hedging activities, each Portfolio will sell futures contracts or acquire puts to protect against a decline in the price of securities that the Portfolio owns, and each Portfolio will purchase futures contracts or calls on futures contracts to protect the Portfolio against an increase in the price of securities the Portfolio intends to purchase before it is in a position to do so.

        When a Portfolio purchases a futures contract, or purchases a call option on a futures contract, it will comply with applicable cover requirements, such as maintaining an amount of cash, cash equivalents or short-term high grade fixed income securities in a segregated account with the Portfolio's custodian, so that the amount so segregated plus the amount of initial margin held for the account of its broker equals the market value of the futures contract.

        A Portfolio will not maintain open short positions in futures contracts, call options written on futures contracts, and call options written on securities indices if, in the aggregate, the value of the open positions (marked to market) exceeds the current market value of that portion of its securities portfolio being hedged by those futures and options plus or minus the unrealized gain or loss on those open positions, adjusted for the historical volatility relationship between that portion of the portfolio and the contracts (i.e., the Beta volatility factor). To the extent a Portfolio has written call options on specific securities in that portion of its portfolio, the value of those securities will be deducted from the current market value of that portion of the securities portfolio. If this limitation should be exceeded at any time, the Portfolio will take prompt action to close out the appropriate number of open short positions to bring its open futures and options positions within this limitation.

Currency Contracts

        The International Securities Portfolio may engage in currency transactions with securities dealers, financial institutions or other parties that are deemed credit worthy by Invista to hedge the value of portfolio securities denominated in particular currencies against fluctuations in relative value. Currency transactions include forward currency contracts, exchange-listed currency futures contracts and options thereon and exchange-listed and over-the-counter options on currencies. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon the parties, at a price set at the time of the contract.

        A Portfolio will engage in currency transactions only for hedging and other non-speculative purposes, including transaction hedging and position hedging. Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of a Portfolio, which will generally arise in connection with the purchase or sale of the Portfolio's portfolio securities or the receipt of income from them. Position hedging is entering into a currency transaction with respect to portfolio securities positions denominated or generally quoted in that currency. A Portfolio will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held by the Portfolio that are denominated or generally quoted in or currently convertible into the currency, other than with respect to proxy hedging as described below.

        A Portfolio may cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to increase or decline in value relative to other currencies to which the Portfolio has or in which the Portfolio expects to have exposure. To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of its securities, a Portfolio may also engage in proxy hedging. Proxy hedging is often used when the currency to which a Portfolio's holding is exposed is difficult to hedge generally or difficult to hedge against the dollar. Proxy hedging entails entering into a forward contract to sell a currency, the changes in the value of which are generally considered to be linked to a currency or currencies in which some or all of a Portfolio's securities are or are expected to be denominated, and to buy dollars. The amount of the contract would not exceed the market value of the Portfolios's securities denominated in linked currencies.

        Except when a Portfolio enters into a forward contract in connection with the purchase or sale of a security denominated in a foreign currency or for other non-speculative purposes, which requires no segregation, a currency contract that obligates the Portfolio to buy or sell a foreign currency will generally require the Portfolio to hold an amount of that currency or liquid securities denominated in that currency equal to the Portfolio's obligations or to segregate liquid high grade debt obligations equal to the amount of the Portfolio's obligations.

        Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to a Portfolio if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, the risk exists that the perceived linkage between various currencies may not be present or may not be present during the particular time that a Portfolio is engaging in proxy hedging. Currency transactions are also subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sale of currency and related instruments can be adversely affected by government exchange controls, limitations or restrictions on repatriation of currency, and manipulations or exchange restrictions imposed by governments. These forms of governmental actions can result in losses to a Portfolio if it is unable to deliver or receive currency or monies in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Currency exchange rates may also fluctuate based on factors extrinsic to a country's economy. Buyers and sellers of currency futures contracts are subject to the same risks that apply to the use of futures contracts generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures contracts is relative new, and the ability to establish and close out positions on these options is subject to the maintenance of a liquid market that may not always be available.

Repurchase Agreements

        Each Portfolio may invest in repurchase agreements. No Portfolio will enter into repurchase agreements that do not mature within seven days if any such investment, together with other illiquid securities held by the Portfolio, would amount to more than 15% of its assets. Repurchase agreements will typically involve the acquisition by the Portfolio of debt securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. A repurchase agreement provides that the Portfolio will sell back to the seller and that the seller will repurchase the underlying securities at a specified price and at a fixed time in the future. Repurchase agreements may be viewed as loans by a Portfolio collateralized by the underlying securities ("collateral"). This arrangement results in a fixed rate of return that is not subject to market fluctuation during the Portfolio's holding period. Although repurchase agreements involve certain risks not associated with direct investments in debt securities, each Portfolio follows procedures established by the Board of Directors which are designed to minimize such risks. These procedures include entering into repurchase agreements only with large, well-capitalized and well-established financial institutions, which have been approved by the Board of Directors and which Invista believes present minimum credit risks. In addition, the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including accrued interest. In the event of a default or bankruptcy by a selling financial institution, the affected Portfolio bears a risk of loss. In seeking to liquidate the collateral, a Portfolio may be delayed in or prevented from exercising its rights and may incur certain costs. Further to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Portfolio could suffer a loss.

Lending of Portfolio Securities

        Each Portfolio may lend its portfolio securities. No Portfolio intends to lend its portfolio securities if as a result the aggregate of such loans made by the Portfolio would exceed 33% of its total assets. Portfolio securities may be lent to unaffiliated broker-dealers and other unaffiliated qualified financial institutions provided that such loans are callable at any time on not more than five business days' notice and that cash or government securities equal to at least 100% of the market value of the securities loaned, determined daily, is deposited by the borrower with the Portfolio and is maintained each business day in a segregated account. While such securities are on loan, the borrower will pay the Portfolio any income accruing thereon, and the Portfolio may invest any cash collateral, thereby earning additional income, or may receive an agreed upon fee from the borrower. Borrowed securities must be returned when the loan is terminated. Any gain or loss in the market price of the borrowed securities which occurs during the term of the loan inures to the Portfolio and its shareholders. A Portfolio may pay reasonable administrative, custodial and other fees in connection with such loans and may pay a negotiated portion of the interest earned on the cash or government securities pledged as collateral to the borrower or placing broker. The Fund does not vote securities that have been loaned, but it will call a loan of securities in anticipation of an important vote.

When-Issued and Delayed Delivery Securities

        Each of the Portfolios may from time to time purchase securities on a when-issued basis and may purchase or sell securities on a delayed delivery basis. The price of such a transaction is fixed at the time of the commitment, but delivery and payment take place on a later settlement date, which may be a month or more after the date of the commitment. No interest accrues to the purchaser during this period, and the securities are subject to market fluctuation, which involves the risk for the purchaser that yields available in the market at the time of delivery may be higher than those obtained in the transaction. Each Portfolio will only purchase securities on a when-issued or delayed delivery basis for the purpose of acquiring the securities and not for the purpose of investment leverage or to speculate on interest rate changes, but a Portfolio may sell the securities before the settlement date, if such action is deemed advisable. At the time a Portfolio makes the commitment to purchase securities on a when-issued or delayed delivery basis, the Fund will record the transaction and thereafter reflect the value, each day, of the securities in determining the net asset value of the Portfolio. Each Portfolio will also establish a segregated account with its custodian bank in which it will maintain cash or cash equivalents, United States Government securities and other high grade debt obligations equal in value to the Portfolio's commitments for such when-issued or delayed delivery securities. The availability of liquid assets for this purpose and the effect of asset segregation on a Portfolio's ability to meet its current obligations, to honor requests for redemption and to have its investment portfolio managed properly will limit the extent to which the Portfolio may engage in forward commitment agreements. Except as may be imposed by these factors, there is no limit on the percent of a Portfolio's total assets that may be committed to transactions in such agreements.

Portfolio Turnover

        Portfolio turnover will normally differ for each Portfolio, may vary from year to year, as well as within a year, and may be affected by portfolio sales necessary to meet cash requirements for redemptions of Portfolio shares. The portfolio turnover rate for a Portfolio is calculated by dividing the lesser of purchases or sales of its portfolio securities during the fiscal year by the monthly average of the value of its portfolio securities (excluding from the computation all securities, including options, with maturities at the time of acquisition of one year or less).

        A high rate of portfolio turnover generally involves correspondingly greater brokerage commission expenses, which must be borne directly by the Portfolio. Although the rate of portfolio turnover will not be a limiting factor when it is deemed appropriate to purchase or sell securities for a Portfolio, each Portfolio intends to limit turnover so that realized short-term gains on securities held for less than three months do not exceed 30% of gross income in order to qualify as a "regulated investment company" under the Internal Revenue Code. This requirement may in some cases limit the ability of a Portfolio to effect certain portfolio transactions.

        The Mortgage-Backed Securities Portfolio intends to be active in the forward commitment market when the return from holding forward positions appears to be greater than the return from holding the actual securities. The Portfolio will enter into forward commitment contracts to purchase securities for the purpose of acquiring those securities and not for the purpose of investment leverage or to speculate on interest rate changes, but as delivery dates approach, a determination will be made whether to take delivery of a specific forward position, or sell that position and purchase another forward position. Because of this strategy, it is anticipated that its annual portfolio turnover rate should generally exceed 100% and may be as much as 600% or more, although this rate should not be construed as a limiting factor. The Portfolio intends, however, to limit turnover so that realized short-term gains in securities held for less than three months do not exceed 30% of gross income in order to qualify as a "regulated investment company" under the Internal Revenue Code. See "Tax Treatment, Dividends and Distribution." The effect of a high turnover rate would be to incur more transaction expenses than would be incurred at a lower turnover rate, and there is no assurance that the additional transactions that cause the higher turnover rate would result in gains for the Portfolio or in sufficient gains to offset the increased transaction expenses. The annualized portfolio turnover rates for each portfolio for its most recent and immediately preceding fiscal year were as follows: International Securities 25.5% and 46.0%; Mortgage-Backed Securities 28.7% and 9.9%. The portfolio turnover rate was higher for the Mortgage-Backed Securities portfolio during the preceding fiscal year due to fund redemption activity.

DIRECTORS AND OFFICERS OF THE FUND

        The following listing discloses the principal occupations and other principal business affiliations of the Fund's Officers and Directors during the past five years. All Directors and Officers listed here also hold similar positions with each of the other mutual funds (currently 26 such mutual funds) sponsored by Principal Mutual Life Insurance Company. All mailing addresses are The Principal Financial Group, Des Moines, Iowa 50392, unless otherwise indicated.

     David J. Brown, 36, Assistant Counsel. Counsel, Principal Mutual Life Insurance Company since 1995. Assistant Counsel 1994-1995. Prior thereto, Attorney, Dickinson, Mackaman, Tyler & Hogan.

     Michael W. Cumings, 45, Assistant Counsel. Counsel, Principal Mutual Life Insurance Company.

     @James D. Davis, 63, Director. 4940 Center Court, Bettendorf, Iowa. Attorney. Vice President, Deere and Company, retired.

     Pamela A. Ferguson, 53, Director, P.O. Box 805, Grinnell, Iowa. President and Professor of Mathematics, Grinnell College.

     *&J. Barry Griswell, 48, Director and Chairman of the Board. Senior Vice President, Principal Mutual Life Insurance Company. Director and Chairman of the Board, Princor Management Corporation, Princor Financial Services Corporation since 1995.

     *&Stephan L. Jones, 61, Director and President. Vice President, Principal Mutual Life Insurance Company. Director and President, Princor Financial Services Corporation and Princor Management Corporation.

     &Barbara A. Lukavsky, 56, Director. 3920 Grand Avenue, Des Moines, Iowa. President, Lu San, Inc.

     *Craig L. Bassett, 45, Treasurer. Director - Treasury, Principal Mutual Life Insurance Company since 1996. Prior thereto, Associate Treasurer.
Treasurer, Princor Financial Services Corporation and Princor Management Corporation since 1996.

     *Michael J. Beer, 36, Financial Officer. Vice President and Chief Operating
Officer,   Princor  Financial   Services   Corporation  and  Princor  Management
Corporation, since 1995. Prior thereto, Financial Officer.

     *Arthur S. Filean, 58, Vice President and Secretary. Vice President, Princor Financial Services Corporation. Vice President, Princor Management Corporation, since 1996.

     *Ernest H. Gillum, 41, Assistant Secretary. Assistant Vice President, Registered Products, Princor Financial Services Corporation and Princor Management Corporation, since 1995. Prior thereto, Product Development and Compliance Officer.

     Jane E. Karli, 40, Assistant Treasurer. Senior Accounting and Custody Administrator, Principal Mutual Life Insurance Company since 1994. Senior Investment Cost Accountant 1993-1994. Senior Investment Accountant 1992-1993. Prior thereto, Manager-Investment Accounting and Treasury.

     *Michael D. Roughton, 45, Counsel. Counsel, Principal Mutual Life Insurance Company, Invista Capital Management, Inc., Princor Financial Services Corporation, Principal Investors Corporation and Princor Management Corporation.

     @ Member of Audit and Nominating Committee.

     * Affiliated with the Manager of the Fund or its parent and considered an "Interested Persons," as defined in the Investment Company Act of 1940, as amended.

     & Member of the Executive Committee. The Executive Committee is elected by the Board of Directors and may exercise all the powers of the Board of Directors, with certain exceptions, when the Board is not in session and shall report its actions to the Board.

     The Fund does not pay fees or other remuneration to its directors and officers.

        As of February 7, 1997, Principal Mutual Life Insurance Company, a mutual life insurance company organized in 1879 under the laws of Iowa, its subsidiaries and affiliates owned of record and beneficially the following number of shares or percentage of the outstanding shares of each Portfolio:

                                       No. of Shares       % of Outstanding
         Portfolio                         Owned               Shares
International Securities Portfolio        1,240,722            60.11%
Mortgage-Backed Securities Portfolio      1,267,712            83.70%


       As of February 7, 1997, the Officers and Directors of the Fund as a group owned less than 1% of the outstanding shares of any Portfolio of the Fund.

       As of February 7, 1997, the following shareholders of the Fund owned 5% or more of the outstanding shares of any Portfolio of the Fund:
                                                                  Percentage
                      Name                     Address            of Ownership
Mortgage-Backed Securities Portfolio
Calhoun & Co.                            P.O. Box 75000              16.30%
                                         Detroit MI 48275
International Securities Portfolio
Centurion Life Insurance Company         206 8th Street              18.28%
                                         Des Moines, IA 50309

Norwest Financial Pension Trust          206 8th Street               7.31%
                                         Des Moines, IA 50309

MANAGER AND SUB-ADVISOR

         The Manager of each Portfolio of the Fund is Princor Management Corporation, a wholly-owned subsidiary of Princor Financial Services Corporation which is a wholly-owned subsidiary of Principal Holding Company. Principal Holding Company is a holding company which is a wholly-owned subsidiary of Principal Mutual Life Insurance Company, a mutual life insurance company organized in 1879 under the laws of the state of Iowa. The address of the Manager is The Principal Financial Group, Des Moines, Iowa 50392-0200. The
Manager was organized on January 10, 1969 and since that time has managed various mutual funds sponsored by Principal Mutual Life Insurance Company.

         The Manager has executed an agreement with Invista Capital Management, Inc. ("Invista") under which Invista has agreed to assume the obligations of the Manager to provide investment advisory services for each Portfolio and to reimburse the Manager for the other costs it incurs under the Management Agreement. Invista, an indirectly wholly-owned subsidiary of Principal Mutual Life Insurance Company and an affiliate of the Manager, was founded in 1985 and manages investments for institutional investors, including Principal Mutual Life. Assets under management at December 31, 1996 were approximately $19.6 billion. Invista's address is 1500 Hub Tower, 699 Walnut, Des Moines, Iowa 50309.

         Each of the persons affiliated with the Fund who is also an affiliated person of the Manager or Invista is named below, together with the capacities in which such person is affiliated with the Fund, Invista and the Manager:

                      Office Held With             Office Held With
       Name               Each Fund              The Manager/Invista
Craig L. Bassett      Treasurer             Treasurer (Manager)
Michael J. Beer       Financial Officer     Vice President and Chief
                                              Operating Officer (Manager)
Arthur S. Filean      Vice President        Vice President
                      and Secretary
Ernest H. Gillum      Assistant Secretary   Vice President - Registered
                                             Products (Manager)
J. Barry Griswell     Director and Chairman Director and Chairman of
                        of the Board          the Board (Manager)
Stephan L. Jones      Director and          Director and President
                      President               (Manager)
Michael D. Roughton   Counsel               Counsel (Manager; Invista)

COST OF MANAGER'S SERVICES

        The Manager has entered into a Management Agreement with the Fund pursuant to which the Manager undertakes to act as investment adviser and manager of each Portfolio. As compensation for its services and other responsibilities, the Manager receives a fee computed and accrued daily and payable monthly at an annual rate of .90% of the average net assets of the International Stock Portfolio and .45% of the average net assets of the Mortgage-Backed Securities Portfolio. Under a Sub-Advisory Agreement between Invista and the Manager, Invista performs all investment advisory responsibilities of the Manager under the Management Agreement and receives the full amount of the compensation paid by the Fund to the Manager.

         The average net assets of each portfolio on December 31, 1996 and the rate of the fee for each portfolio for investment management services as provided in the Management Agreement for the fiscal year then ended were as follows:

                                                       Management Fee for
                               Net Assets as of        Fiscal Year Ended
           Portfolio           December 31, 1996       December 31, 1996

International Securities         $28,160,624                 .90%
Mortgage Backed Securities       $14,968,258                 .45%

         Fees paid for investment management services during the periods indicated were as follows:

                                            Management Fees for Fiscal
         Portfolio                          Year Ended December 31
                                1996               1995             1994

International                  $185,375           $146,209        $147,720
Securities                     $ 65,114           $ 61,455        $102,737
Mortgage-Backed Securities

         In addition to investment advisory services, the responsibilities of the Manager under the Management Agreement include various corporate and administrative services, including furnishing the services of its officers and employees that are elected to serve as officers or directors of the Fund; furnishing office space and all necessary office facilities and equipment for the general corporate functions of the Fund; furnishing the services of supervisory and clerical personnel necessary to perform such functions;
determining the net asset value per share for the shares of each Portfolio; acting as and performing the services of transfer and paying agent (including preparing and distributing prospectuses, shareholder reports, tax information, notices and proxy statements, making dividend payments, maintaining shareholder records in an open account system and processing redemptions, repurchases and remittances to shareholders); and qualifying Fund shares for sale in various jurisdictions.

         In addition, the Manager is responsible for all expenses of each Portfolio except (i) the management fee paid to it by the Fund, (ii) taxes, including in case of redeemed shares any initial transfer taxes, (iii) portfolio brokerage fees and incidental brokerage expenses, (iv) interest and (v) extraordinary expenses. Since brokerage fees are treated as part of the price paid or received upon the purchase or sale of securities and since taxes, interest and extraordinary expenses are expected to be minimal, the management fee should tend to give shareholders an idea as to the expected level of operating expenses of the Portfolios in which they invest. This arrangement is different from the fee structures of most mutual funds where one fee is paid to the investment adviser for advisory services and many or all other expenses involved with the operation of the fund are paid directly by the fund.

         Under the terms of the Sub-Advisory Agreement with the Manager, Invista has agreed to reimburse the Manager for all of its costs in performing corporate and administrative services and to pay all expenses of the Fund that the Manager has undertaken to pay under the Management Agreement.

         The Management Agreement and Sub-Advisory Agreement ("Agreements") were last approved by the Fund's Board of Directors on September 9, 1996. Both kinds of agreements provide that each will continue in effect as to any Portfolio from year to year only so long such continuance is specifically approved at least annually either by the Board of Directors of the Fund or by a vote of a majority of the outstanding voting securities of the Fund and in either event by vote of a majority of the directors of the Fund who are not interested persons of the Manager, Principal Mutual Life Insurance Company, the Fund and, in the case of the Sub-Advisory Agreement, Invista cast in person at a meeting called for the purpose of voting on such approval. Each Agreement may, on sixty days' written notice, be terminated at any time without the payment of any penalty, by the Board of Directors of the Fund, by vote of a majority of the outstanding voting securities of the Fund, as to any Portfolio by the vote of a majority of the outstanding voting securities of that Portfolio, by the Manager, and in the case of the Sub-Advisory Agreement by Invista. Each Agreement shall automatically terminate in the event of its assignment.

         The required shareholder approval of any continuance of either Agreement shall be effective with respect to any Portfolio if a majority of the outstanding voting securities of that Portfolio votes to approve the continuance, notwithstanding that the amendment may not have been approved by a majority of the outstanding voting securities of the Fund or of any other Portfolio affected by the amendment. If the shareholders of any Portfolio of the Fund fail to approve the continuance of either Agreement and that failure causes the Agreement to be invalid with respect to that Portfolio, the Manager and Invista will continue to act as investment adviser and sub-adviser with respect to that Portfolio pending the required approval of the Agreement's continuance or of a new contract or other definitive action, provided that the compensation received by each of the Manager and Invista, in case of the invalidity of the Management Agreement, or by Invista, in case of the invalidity of the Sub-Advisory Agreement, in respect of that Portfolio during such period will be no more than its actual costs incurred in furnishing services to that Portfolio or the amount it would have received under the Agreement in respect of that Portfolio, whichever is less.

         The Management Agreement may be amended but such amendment will not be effective until specifically approved by vote of the holders of a majority of the Fund's outstanding voting securities and by vote of a majority of the directors of the Fund who are not interested persons of the Manager, Principal Mutual Life Insurance Company or the Fund cast in person at a meeting called for the purpose of voting on such approval. The required shareholder approval of any amendment to the Management Agreement shall be effective with respect to any Portfolio if a majority of the outstanding voting securities of that Portfolio votes to approve the amendment, notwithstanding that the amendment may not have been approved by a majority of the outstanding voting securities of the Fund or of any other Portfolio affected by the matter.

         The Manager has entered into an Investment Service Agreement with Principal Mutual Life Insurance Company ("Principal Mutual") whereby Principal Mutual has agreed to provide on a part-time basis such employees as the parties may agree are reasonably needed by the Manager and Invista in the performance of investment advisory services (but not corporate or administrative services) under the Management Agreement. Principal Mutual also agreed to permit such employees, in performing services for the Manager and Invista, full access to statistical and economic data, investment research reports and other non-confidential materials in the files of its Investment Department. For the services of Principal Mutual employees, the Manager will reimburse Principal Mutual for the direct and indirect costs fairly attributable to their services performed for the Manager, and the Manager will be reimbursed for such costs by Invista. The Investment Service Agreement contains provisions on continuation and termination comparable to those described above for the Management Agreement. The Management Agreement was last approved by the Funds Board of Directors on September 9, 1996.

BROKERAGE ON PURCHASES AND SALES OF SECURITIES

         In distributing brokerage business arising out of the placement of orders for the purchase and sale of securities for any Portfolio, Invista's objective is to obtain the best overall terms. In pursuing this objective, Invista considers all matters it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and executing capability of the broker or dealer and the reasonableness of the commission, if any (for the specific transaction and on a continuing basis). This may mean in some instances that Invista will pay a broker commissions that are in excess of the amount of commission another broker might have charged for executing the same transaction when Invista believes that such commissions are reasonable in light of (a) the size and difficulty of transactions (b) the quality of the execution provided and (c) the level of commissions paid relative to commissions paid by other institutional investors. (Such factors are viewed both in terms of that particular transaction and in terms of all transactions that broker executes for accounts over which Invista exercises investment discretion. Invista may purchase securities in the over-the-counter market, utilizing the services of principal market matters, unless better terms can be obtained by purchases through brokers or dealers, and may purchase securities listed on the New York Stock Exchange from non-Exchange members in transactions off the Exchange.) Invista gives consideration in the allocation of business to services performed by a broker (e.g. the furnishing of statistical data and research generally consisting of information of the following types: analyses and reports concerning issuers, industries, economic factors and trends, portfolio strategy and performance of client accounts). If any such allocation is made, the primary criteria used will be to obtain the best overall terms for such transactions. Invista may pay additional commission amounts for research services but generally does not do so. Such statistical data and research information received from brokers or dealers may be useful in varying degrees and Invista may use it in servicing some or all of the accounts it manages. Some statistical data and research information may not be useful to Invista in managing the client account, brokerage for which resulted in Invista's receipt of the statistical data and research information. However, in Invista's opinion, the value thereof is not determinable and it is not expected that Invista's expenses will be significantly raised since the receipt of such statistical data and research information is only supplementary to Invista's own research efforts. The Manager, or Sub-advisor, allocated portfolio transactions for the International Securities Portfolio to certain brokers during the fiscal year ended December 31, 1996 due to research services provided by such brokers. These portfolio transactions resulted in commissions paid to such brokers by the Fund in the amount of $931.

         Some products and services brokers provide to Invista (such as computer hardware) may perform an administrative function (e.g. client accounting) as well as a research function. In such cases, Invista makes a reasonable allocation of the cost of the product or service according to Invista's use. Invista pays for the portion of the product or service that consists of research in commission dollars. Invista pays for the portion that provides it with administrative or non-research assistance with its own money. Invista's allocation of such products and services between research and non-research functions poses a conflict of interest between Invista and its clients.

         Annually the officers of Invista call a meeting to determine dollar limits on business done with brokers who provide useful research information. A list of products, research and services is kept in Invista's office.

         Purchases and sales of debt securities and money market instruments usually will be principal transactions and will normally be purchased directly from the issuer or from an underwriter or marketmaker for the securities. Such transactions are usually conducted on a net basis with a Portfolio paying no brokerage commissions. Purchases from underwriters will include a commission or concession paid by the issuer to the underwriter, and the purchases from dealers serving as marketmakers will include the spread between the bid and asked prices.

         The following table shows the brokerage commissions paid during the periods indicated. In each year, 100% of the commissions paid by each Fund went to broker-dealers which provided research, statistical or other factual information.


                                             Total Brokerage Commissions
           Portfolio                           Paid During Fiscal Year
                                                  Ended December 31

                                  1996              1995              1994

International Securities         $66,683 $         $54,987           $47,909
Mortgage-Backed Securities         -0-             $ -0-             $ -0-

        Brokerage commissions paid to affiliates during the year ended December 31, 1996 were as follows:


                    Commissions Paid to Morgan Stanley & Co.
                                                        As Percent of Dollar
                      Total Dollar   As Percent of            Amount of
                         Amount    Total Commissions Commissionable Transactions
International
Securities Portfolio     $1,655         2.02%                  2.10%


         Morgan Stanley and Co. is affiliated with Morgan Stanley Asset Management, Inc., which acts as sub-advisor to two mutual funds included in the Fund Complex.

        The Manager acts as investment advisor for other funds sponsored by Principal Mutual Life Insurance Company. Invista furnishes certain personnel, services and facilities required by the Manager to assist the Manager in carrying out its investment advisory responsibilities to such other funds. If, in carrying out the investment objectives of these entities, occasions arise when purchases or sales of the same equity securities are to be made for two or more of the entities at the same time, a computer program will randomly order the instructions to purchase and, whenever possible, to sell securities. Securities purchased or proceeds of sales received on each trading day with respect to such orders shall be allocated to the various entities placing orders on that trading day by filling each entity's order for that day, in the sequence arrived at by the random order. If purchases or sales of the same debt securities are to be made for two or more of the Funds at the same time, the securities will be purchased or sold proportionately in accordance with the amount of such security sought to be purchased or sold at that time for each fund.

OFFERING PRICE

        Each Portfolio offers its shares continuously through Princor Financial Services Corporation which is principal underwriter for the Fund and sells shares as agent for the Fund. Shares are sold at net asset value, without a sales charge. In certain circumstances, Princor Financial Services Corporation will compensate its registered representatives or a selected dealer with whom it has entered into a selling agreement for their efforts in distributing shares held in a customer account the establishment of which is attributable to the efforts of the registered representatives or selected dealer.

DETERMINATION OF NET ASSET VALUE

        The net asset value of the shares of each Portfolio is determined daily, Monday through Friday, as of the close of trading on the New York Stock
Exchange, except on days on which changes in the value of a Portfolio's portfolio securities will not materially affect the current net asset value of that Portfolio's redeemable securities, on days during which a Portfolio receives no order for the purchase or sale of its redeemable securities and no tender of such a security for redemption, and on customary national business holidays. The Portfolios treat as customary national business holidays those days on which the New York Stock Exchange is closed for New Year's Day (January
1), Washington's Birthday (third Monday in February), Good Friday (variable date between March 20 and April 23, inclusive), Memorial Day (last Monday in May), Independence Day (July 4), Labor Day (first Monday in September), Thanksgiving Day (fourth Thursday in November) and Christmas Day (December 25). The net asset value per share for each Portfolio is determined by dividing the value of securities in the Portfolio's investment portfolio plus all other assets, less all liabilities, by the number of Portfolio shares outstanding. Securities for which market quotations are readily available, including options and futures traded on an exchange, are valued at market value, which is for exchanged-listed securities, the closing sale price; for United Kingdom-listed securities, the market-maker provided price; and for non-listed equity securities, the bid price. Non-listed corporate debt securities and government securities are usually valued using an evaluated bid price provided by a pricing service. If closing prices are unavailable for exchange-listed securities, generally the bid price, or in the case of debt securities an evaluated bid price, is used to value such securities. When reliable market quotations are not considered to be readily available, which may be the case, for example, with respect to certain debt securities, preferred stocks, foreign securities and over-the-counter options, the investments are valued by using market quotations, prices provided by market makers, which may include dealers with which the Portfolio has executed transactions, or estimates of market values obtained from yield data and other factors relating to instruments or securities with similar characteristics in accordance with procedures established in good faith by the Board of Directors. Securities with remaining maturities of 60 days or less are valued at amortized cost. Other assets are valued at fair value as determined in good faith through procedures established by the Board of Directors.

        Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of such securities used in computing net asset value per share are usually determined as of such times. Occasionally, events which affect the values of such securities and foreign currency exchange rates may occur between the times at which they are generally determined and the close of the New York Stock Exchange and would therefore not be reflected in the computation of the net asset values of the Portfolios. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by the Manager or Invista under procedures established and regularly reviewed by the Board of Directors. To the extent the Portfolio invests in foreign securities listed on foreign exchanges which trade on days on which the Portfolio does not determine its net asset value, for example Saturdays and other customary national U.S. holidays, the Portfolio's net asset value could be significantly affected on days when shareholders have no access to the Portfolio.

PERFORMANCE CALCULATION

        Each Portfolio may from time to time advertise its performance in terms of total return or yield. The figures used for total return and yield are based on the historical performance of a Portfolio, show the performance of a hypothetical investment and are not intended to indicate future performance. Total return and yield will vary from time to time depending upon market conditions, the composition of a Portfolio's portfolio and operating expenses. These factors and possible differences in the methods used in calculating performance figures should be considered when comparing a Portfolio's performance to the performance of some other kind of investment.

        A Portfolio may also include in its advertisements performance rankings and other performance-related information published by independent statistical services or publishers, such as Lipper Analytical Services, Weisenberger Investment Companies Services, Money Magazine, Forbes, The Wall Street Journal, Baron's and Changing Times, and comparisons of the performance of a Portfolio to that of various market indices, such as the S&P 500 Index, Dow Jones Industrials Index, Morgan Stanley Capital International EAFE (Europe, Australia and Far
East) Index and World Index, Lehman Brothers GNMA Index and the Salomon Brothers Investment Grade Bond Index.

Total Return

        When advertising total return figures, each Portfolio will include its average annual total return for each of the one, five and ten year periods (or if shorter, the period during which its registration statement has been in effect) that end on the last day of the most recent calendar quarter. Average annual total return is computed by calculating the average annual compounded rate of return over the stated period that would equate an initial $1,000 investment to the ending redeemable value assuming the reinvestment of all dividends and capital gains distributions at net asset value. In its advertising, a Portfolio may also include average annual total return for some other period or cumulative total return for a specified period. Cumulative total return is computed by dividing the difference between the ending redeemable value (assuming the reinvestment of all dividends and capital gains distributions) and the initial investment by the initial investment.

        The following table shows as of December 31, 1996 average annual return for each of the Portfolios for the periods indicated:

              Portfolio        1-Year              5-Year              10-Year

International Securities       24.12              15.46%(1)               N/A
Mortgage-Backed Securities      4.20               6.32%(1)               N/A
(1) Period beginning May 7, 1993 and ending December 31, 1996.

Yield

        The  Mortgage-Backed   Securities  Portfolio  calculates  its  yield  by
determining its net investment income per share for a 30-day (or one month) period, annualizing that figure (assuming semi-annual compounding) and dividing the result by the net asset value per share for the last day of the same period. The yield for the Mortgage-Backed Securities Portfolio as of December 31, 1996 was 6.35%.

        A Portfolio may include in its advertisements the compounding effect of reinvested dividends over an extended period of time as illustrated below.

The Power of Compounding

Shareholders who choose to reinvest their distributions get the advantage of compounding. Here's what happens to a $10,000 investment with monthly income reinvested at 6 percent, 8 percent and 10 percent over 20 years.

These figures assume no fluctuation in the value of principal. This chart is for illustration purposes only and is not intended as an indication of the results a shareholder may receive as a shareholder of a specific Portfolio. The return and capital value of an investment in a Portfolio will fluctuate so that the value, when redeemed, may be worth more or less than the original cost.

Years        6%       8%        10%
0         $10,000  $10,000   $10,000
20        $32,071  $46,610   $67,275

        A Portfolio may also include in its advertisements an illustration of the impact of income taxes and inflation on earnings from bank certificates of deposit ("CD's"). The interest rate on the hypothetical CD will be based upon average CD rates for a stated period as reported in the Federal Reserve Bulletin. The illustrated annual rate of inflation will be the core inflation rate as measured by the Consumer Price Index for the 12-month period ended as of the most recent month prior to the advertisement's publication. The illustrated income tax rate may include any federal income tax rate applicable to individuals at the time the advertisement is published. Any such advertisement will indicate that, unlike bank CD's, an investment in the Fund is not insured nor is there any guarantee that the Fund's net asset value or any stated rate of return will remain constant.


        An example of a typical calculation included in such advertisements is as follows: the after-tax and inflation-adjusted earnings on a bank CD, assuming a $10,000 investment in a six-month bank CD with an annual interest rate of 5.51% (average six-month CD rate for the month of October, 1996, as reported in the Federal Reserve Bulletin) and an inflation rate of 3.0% (rate of inflation for the 12-month period ended October 31, 1996 as measured by the Consumer Price Index) and an income tax bracket of 28% would be $(49).

($10,000 x 5.51%) / 2 = $276 Interest for six-month period
          -    77  Federal income taxes (28%)
          - 150 Inflation's impact on invested principal ($10,000 x 3.0%) / 2 ($ 49) After-tax, inflation-adjusted earnings

TAX TREATMENT, DIVIDENDS AND DISTRIBUTIONS

        It is the policy of each Portfolio to distribute substantially all net investment income and net realized gains. Through such distributions, and by satisfying certain other requirements, the Fund intends to qualify each portfolio for the tax treatment accorded to regulated investment companies under the applicable provisions of the Internal Revenue Code. This means that in each year in which a Portfolio so qualifies, it will be exempt from federal income tax upon the amount so distributed to investors. The Tax Reform Act of 1986 imposed an excise tax on mutual funds which fail to distribute net investment income and capital gains by the end of the calendar year in accordance with the provisions of the Act. Each Portfolio intends to comply with the Act's requirements and to avoid this excise tax.

        Distributions from the International Securities Portfolio and Mortgage-Backed Securities Portfolio will generally not be eligible for the 70% corporate dividends received deduction. All taxable dividends and capital gains are taxable in the year in which distributed, whether received in cash or reinvested in additional shares. Dividends declared with a record date in December and paid in January will be deemed to have been distributed to shareholders in December. Each Portfolio will inform its shareholders of the amount and nature of their taxable income dividends and capital gain distributions. Dividends from a Portfolio's net income and distributions of capital gains, if any, may also be subject to state and local taxation.

        As previously discussed, a Portfolio may invest in futures contracts or options thereon, index options or options traded on qualified exchanges. For federal income tax purposes, capital gains and losses on futures contracts or options thereon, index options or options traded on qualified exchanges are generally treated as 60% long-term and 40% short-term. In addition, a Portfolio must recognize any unrealized gains and losses on such positions held at the end of the fiscal year. A Portfolio may elect out of such tax treatment, however, for a futures or options position that is part of an "identified mixed straddle" such as a put option purchased with respect to a portfolio security. Gains and losses on futures and options included in an identified mixed straddle will be considered 100% short-term and unrealized gain or loss on such positions will not be realized at year end. The straddle provisions of the Code may require the deferral of realized losses to the extent that a Portfolio has unrealized gains in certain offsetting positions at the end of the fiscal year, and may also require recharacterization of all or a part of losses on certain offsetting positions from short-term to long-term, as well as adjustment of the holding periods of straddle positions.

        One of the requirements each Portfolio must meet to qualify as a regulated investment company under federal tax law is that it must derive less than 30% of its gross income from gains on the sale or other disposition of securities held for less than three months. Accordingly, each Portfolio will be restricted in selling securities held or considered under Code rules to have been held for less than three months and in engaging in certain transactions to obtain or close positions in options and futures contracts.

        Each Portfolio is required by law under certain circumstances to withhold 31% of dividends paid to investors who do not furnish their correct taxpayer identification number (in the case of individuals, their social security number).

        Shareholders should consult their own tax advisors as to the federal, state and local tax consequences of ownership of shares of the Portfolios in their particular circumstances.

Special Tax Considerations

        International Securities Portfolio

        When at the close of a fiscal year more than 50% of the value of the International Securities Portfolio's total assets are invested in securities of foreign corporations, the Fund may elect pursuant to Section 853 of the Code to permit its Shareholders to take a credit (or a deduction) for foreign income taxes paid by the Portfolio. In that case, Shareholders should include in their report of gross income in their federal income tax returns both cash dividends received from the Portfolio and also the amount which the Portfolio advises is their pro rata portion of foreign income taxes paid with respect to, or withheld from, dividends and interest paid to the Portfolio from its foreign investments. Shareholders would then be entitled to subtract from their federal income taxes the amount of such taxes withheld, or treat such foreign taxes as a deduction from gross income, if that should be more advantageous. As in the case of individuals receiving income directly from foreign sources, the above-described tax credit or tax deduction is subject to certain limitations. Shareholders or prospective shareholders should consult their tax advisors on how these provisions apply to them.

FINANCIAL STATEMENTS

        The financial statements of the Fund for the year ended December 31, 1996 appearing in the Annual Report to Shareholders and the report thereon of Ernst & Young LLP, independent auditors, appearing therein are incorporated by reference in this Statement of Additional Information. The Annual Report will be furnished without charge, to investors who request copies of the Statement of Additional Information.

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FV 76 B-5